UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier Phocas Small Cap Value Fund

Frontier Caravan Emerging Markets Fund

Frontegra Asset Management, Inc.

December 31, 2019

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank). If you invest directly with the Funds, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-888-825-2100 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held with Frontier Funds, Inc.

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	10
Investment Highlights	12
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	14
Investment Highlights	16
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	20
Investment Highlights	22
Expense Example	23
Schedules of Investments
Frontier MFG Global Equity Fund	26
Frontier MFG Global Plus Fund	28
Frontier MFG Global Sustainable Fund	30
Frontier MFG Core Infrastructure Fund	32
Frontier MFG Select Infrastructure Fund	35
Frontier Phocas Small Cap Value Fund	37
Frontier Caravan Emerging Markets Fund	40
Statements of Assets and Liabilities	47
Statements of Operations	50
Statements of Changes in Net Assets	53
Financial Highlights	57
Notes to Financial Statements	68
Board of Directors' Approval of Advisory and Subadvisory Agreements	78

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2019. The S&P 500 Index was up 10.92% and small capitalization stocks were up, with the Russell 2000® Index returning 7.30%. International stocks, as measured by the MSCI EAFE Index, returned 7.01% over the six-month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 8.77% (net) versus the MSCI World Index (Net) return of 9.14% for the six-month period ending December 31, 2019.

The Frontier MFG Global Plus Fund, Institutional Class, also managed by MFG, returned 8.67% (net) versus the MSCI World Index (Net) return of 9.14% for the six-month period ending December 31, 2019. The Service Class shares returned 8.68% (net) over the same time period.

For the period from October 9, 2019, the Fund's inception, through December 31, 2019, the Frontier MFG Global Sustainable Fund, also managed by MFG, returned 8.17% (net) versus the MSCI World Index (Net) return of 10.67%.

For the six-month period ending December 31, 2019, the Frontier MFG Core Infrastructure Fund, Institutional Class, managed by MFG, returned 8.17% (net) versus the S&P Global Infrastructure Index return of 5.69%. The Service Class shares returned 8.04% (net) over the same time period.

For the six-month period ending December 31, 2019, the Frontier MFG Select Infrastructure Fund, Institutional Class, also managed by MFG, returned 4.97% (net) versus the S&P Global Infrastructure Index return of 5.69%. The Service Class shares returned 5.02% (net) over the same time period.

The Frontier Phocas Small Cap Value Fund, Institutional Class, managed by Phocas Financial, returned 7.08% (net) versus the Russell 2000 Value Index return of 7.87% for the six-month period ending December 31, 2019. The Service Class shares returned 7.04% (net) over the same time period.

For the period from December 4, 2019, the Fund's inception, through December 31, 2019, the Frontier Caravan Emerging Markets Fund, managed by Caravan Capital Management, returned 5.68% (net) versus the MSCI Emerging Markets Index (Net) return of 7.81%.

Outlook

In late 2019, stock markets continued their surge despite rising concerns over the U.S.-China trade war and moderating global growth. Much of the increase was fueled by the Fed, which lowered rates throughout 2019. Equity volatility remained moderate throughout the year, which was a significant departure from the fourth quarter of 2018. Markets are likely to be more volatile in 2020 due to an extended bull market, stock valuations that some considered stretched and an upcoming presidential election in November.

We will continue to oversee the management of the Frontier Funds with the nimbleness and skill our shareholders have come to expect. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 8.77%, net of fees, for the six-month period ending December 31, 2019, while the Frontier MFG Global Plus Fund (Institutional Class) returned 8.67%, net of fees, for the same time period. Both Funds underperformed the 9.14% return of their benchmark, the MSCI World Index (Net). For the year, the Global Equity Fund returned 28.83%, net of fees, and the Global Plus Fund returned 28.71%, net of fees, compared to the benchmark's return of 27.67%.

Global stocks rose in the six months to December 2019, after the Federal Reserve, the European Central Bank and the People's Bank of China eased monetary policy to protect their economies and the U.S. economy stretched its record expansion that began in 2009. China and the U.S. de-escalated their trade war and the Conservative UK election win cemented the country would leave the EU and meant the UK avoided the radical policies proposed by Labour.

The Funds recorded a positive return for the six months. The biggest contributors included the investments in Apple, Alphabet, Microsoft and Alibaba. Apple gained after the company boosted sales forecasts, citing the popularity of the latest iPhone 11, new services such as Apple TV+ and items such as AirPods, and the easing of trade tensions between Washington and Beijing meant iPhones avoided tariffs in China. Alphabet climbed after sales growth rebounded from a sluggish pace and the Google parent announced a US$25 billion share buyback. Microsoft surged as earnings exceeded expectations thanks to strong growth from the Azure cloud-computing business. Alibaba rallied after the Chinese conglomerate reported a 40% jump in revenue for the third quarter, its Singles Day online retail promotion reaped a record 268 billion yuan (US$38.3 billion), and the company raised US$11 billion via an IPO in Hong Kong.

The biggest detractors were the investments in Anheuser-Busch InBev and Yum! Brands. AB InBev fell after the world's biggest brewer said that a decline in beer sales in Brazil, China and the U.S. slowed profit growth in the third quarter and the company said it expects only "moderate" full-year earnings growth, down from "strong" before. Yum! Brands fell as the owner of Pizza Hut, KFC and Taco Bell reported a slightly lower-than-expected rise in same-store sales of 3% for the third quarter and lower margins.

Fund Outlook and Strategy

Global share markets started 2020 around record highs though there are many risks investors need to assess to judge how equities will perform this year.

Global growth slowed in the past year, hampered by trade tensions and the waning of fiscal stimulus. In response, the Fed cut rates three times in 2019 and ended quantitative tightening, the ECB cut rates once and resumed quantitative easing and China cut lending rates. These actions should reduce the likelihood of a pronounced slowdown.

We see three broad scenarios for equity markets in the coming few years. The first is that there is no significant increase in U.S. inflation or a sharp slowdown in global growth. However, authorities might loosen monetary policy a little if previous stimulus proves insufficient. Under this outcome, broad equity indexes would most likely provide satisfactory returns.

In the second scenario, global growth slows to a level that forces central banks to respond quickly knowing that political partisanship will prevent a timely U.S. fiscal response. Needless to say, the more economic growth slows, the worse it is for equity prices though "defensive" stocks are likely to outperform.

The final scenario, which we rate the least likely outcome, is that interest rates rise on inflation concerns. A jump in interest rates would weigh on the growth outlook and potentially trigger a 20% to 30% fall in equity prices. Slower economic growth would reduce the likelihood of this outcome.

Notwithstanding the risks confronting equities, we reduced the cash position in each of the Funds from about 8% to about 6% over the December quarter. Many of the stocks in the Funds benefit from being leading digital platforms, the shift to a cashless society, having a stronghold on the enterprise software market, consumption growth in China and other emerging markets, or the dynamics of ageing populations.

The Funds

Notwithstanding the uncertainty surrounding stock markets, we are confident about the long-term outlook for the investments selected for our portfolios and the portfolios' risk profile. Many of the stocks in the portfolios benefit from the following durable investment trends:

•  Consumer technology platforms: Leading digital platforms are well positioned to monetise new services and products even when they are not the originators of these items. Due to high switching costs and formidable barriers to entry, their entrenched positions are unlikely to be challenged in the foreseeable future.

•  Enterprise software: Established enterprise software vendors are capitalising on their incumbency. They typically operate in concentrated markets that have high barriers to entry, enjoy network effects and have loyal customers due to the high cost of switching out of their services. The shift to cloud computing creates an opportunity for them to expand their capabilities and win a greater share of business spending.

•  Healthcare and the dynamics of ageing populations: The healthcare sector enjoys favourable growth prospects due to rising patient numbers as developed populations age, higher expenditure in Western countries as more treatments are cultivated and the prospect that rising wealth in the emerging world will allow providers to target unmet healthcare needs in these countries.

•  The cashless society: Spending is shifting to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. The explosion of smart and internet-connected devices will accelerate this shift the world over.

We retain confidence in the quality and long-term outlook for our investments and are comfortable with the Funds' overall risk profile and construction.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/19	FUND	INDEX
SIX MONTHS	8.77%	9.14%
ONE YEAR	28.83%	27.67%
FIVE YEAR AVERAGE ANNUAL	11.60%	8.74%
AVERAGE ANNUAL SINCE INCEPTION	13.85%	11.38%

Fund Expenses
GROSS EXPENSE RATIO	0.88%
NET EXPENSE RATIO	0.83%

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/19	FUND	INDEX
SIX MONTHS	8.67%	9.14%
ONE YEAR	28.71%	27.67%
AVERAGE ANNUAL SINCE INCEPTION	10.90%	8.19%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.92%
NET EXPENSE RATIO	0.83%

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
MFG GLOBAL SUSTAINABLE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

Performance Review

The Frontier MFG Global Sustainable Fund returned 8.17%, net of fees, for the partial period from the inception date of the Fund on October 9, 2019, to December 31, 2019, versus the 10.67% return of the benchmark, the MSCI World Index (Net) over the same period.

Global stocks rose for a fourth consecutive quarter in the three months to December after the Federal Reserve cut its key rate for the third time in four months to help the U.S. economy extend its growth record well into 2020, China and the U.S. eased up on their trade war, U.S. companies on average reported better-than-expected earnings for the September quarter and the UK election victory for the Conservative party settled that the country would leave the EU. During the quarter, all 11 sectors rose in US-dollar terms. Information technology (+14%) rose the most while real estate (+1.2%) rose the least.

The Fund recorded a positive return in the partial quarter. The biggest contributors included the investments in Alibaba, Apple and HCA Healthcare. Alibaba surged after the Chinese conglomerate reported a 40% jump in revenue for the third quarter, its Singles Day online retail promotion reaped a record 268 billion yuan (US$38.3 billion), and the company raised US$11 billion via an IPO in Hong Kong. Apple gained after the company boosted sales forecasts, citing the popularity of the latest iPhone 11, new services such as Apple TV+ and items such as AirPods, and the easing of trade tensions between Washington and Beijing meant iPhones avoided tariffs in China. HCA Healthcare jumped on higher inpatient and outpatient surgeries for the third quarter that removed doubts about the U.S. hospital chain's outlook raised by a disappointing second-quarter result.

The biggest detractors included the investments in Yum! Brands and Danone. Yum! Brands fell as the owner of Pizza Hut, KFC and Taco Bell reported a slightly lower-than-expected rise in same-store sales of 3% for the third quarter and lower margins. Danone slid after disappointing yoghurt sales in the U.S. and weak bottled-water numbers in Europe prompted the company to lower its full-year sales forecast.

Fund Outlook and Strategy

Global share markets started 2020 around record highs though there are many risks investors need to assess to judge how equities will perform this year.

Global growth slowed in the past year, hampered by trade tensions and the waning of fiscal stimulus. In response, the Fed cut rates three times in 2019 and ended quantitative tightening, the ECB cut rates once and resumed quantitative easing and China cut lending rates. These actions should reduce the likelihood of a pronounced slowdown.

We see three broad scenarios for equity markets in the coming few years. The first is that there is no significant increase in U.S. inflation or a sharp slowdown in global growth. However, authorities might loosen monetary policy a little if previous stimulus proves insufficient. Under this outcome, broad equity indexes would most likely provide satisfactory returns.

In the second scenario, global growth slows to a level that forces central banks to respond quickly knowing that political partisanship will prevent a timely U.S. fiscal response. Needless to say, the more economic growth slows, the worse it is for equity prices though "defensive" stocks are likely to outperform.

The final scenario, which we rate the least likely, is that interest rates rise on inflation concerns. A jump in interest rates would weigh on the growth outlook and potentially trigger a 20% to 30% fall in equity prices. Slower economic growth would reduce the likelihood of this outcome.

Due to the risks confronting equities, the Fund held about 14% in cash at the end of the December quarter. Even amid the uncertainty hovering over stock markets, we are confident about the long-term outlook for the investments selected for the Fund and the portfolio's risk profile. Many of the stocks in the portfolio benefit from being leading digital platforms, the shift to a cashless society, having a stronghold on the enterprise software market, consumption growth in China and other emerging markets, or the dynamics of ageing populations.

The Fund invests, under normal market conditions, at least 80% of its net assets in shares of common stock of issuers listed on U.S. and international stock exchanges that meet our criteria for environmental, social and governance ("ESG") and low carbon investments. In selecting ESG investments, we review a broad spectrum of ESG issues for their materiality of impact on the future earnings and risks of companies. We consider amongst other things and where applicable: environmental issues, such as climate change and pollution; social issues, such as human rights and health and safety; and corporate governance issues, such as governance and compensation structures. The choice of ESG factors for any company will vary by industry and company. In addition, we incorporate a proprietary process that facilitates the identification of companies with materially lower carbon factor risk through the analysis of factors such as carbon emissions intensity and fossil fuel exposure.

The Fund invests in a non-diversified portfolio of high-quality companies, which are companies that we believe are market leaders in their industry, earn returns on capital above the cost of capital, and have long-term and sustainable competitive advantages. The Fund will normally hold a limited number (generally 20 to 50) of companies in its portfolio that meet these criteria. The Fund may invest in companies of any size, but generally invests in companies with a market capitalization of at least $5 billion.

Yours sincerely,

Domenico Giuliano
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

Portfolio Total Return**
FOR PERIOD ENDED 12/31/19	FUND	INDEX
SINCE INCEPTION	8.17%	10.67%

Fund Expenses
GROSS EXPENSE RATIO	1.45%
NET EXPENSE RATIO	0.80%

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FRONTIER
MFG CORE INFRASTRUCTURE FUND
AND
FRONTIER
MFG SELECT INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The types of companies purchased in the Funds are generally natural monopolies that provide essential services to the community. The universe of infrastructure assets held in both Funds is made up of two main sectors:

•  Utilities: Utilities includes both regulated energy utilities and regulated water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, such as energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

If a company isn't either a regulated utility or an infrastructure asset per se, we require at least 75% of its earnings to be consistently derived from either regulated assets or infrastructure assets before it can be included in the Funds.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 8.17%, net of fees, for the six-month period ending December 31, 2019. The Fund's return outperformed the 5.69% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned 28.01%, net of fees, compared to the benchmark's return of 26.99%.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned 4.97%, net of fees, for the six-month period ending December 31, 2019. The Fund's return underperformed the 5.69% return of its benchmark, the S&P Global Infrastructure Index for the same time period. For the year, the Fund returned 24.87%, net of fees, compared to the benchmark's return of 26.99%.

Both Funds recorded a positive return for the six-month period. One of the largest contributors in both Funds over the six months ending December 31, 2019, was Enbridge of Canada. The share price of Enbridge rose 13% after adjusted earnings per share of 56 Canadian cents beat forecasts.

Other contributors for the Frontier MFG Core Infrastructure Fund included National Grid of the UK and Aeroports de Paris of France. National Grid jumped 15% on the impending, then actual, defeat of the Labour Party in the general election held in the UK on December 12 because it removed the uncertainty that utilities could be nationalised at below-market prices. Aeroports de Paris rallied 15% after the latest counts showed the campaign to force a referendum on whether or not the French government could sell all or some of its 50.6% stake in the Paris airport system was well short of the number needed. A change to the French constitution in 2008 allows a referendum on certain issues if 20% of members of parliament and 10% of the electorate — about 4.7 million people — back the proposal. The latest counts showed barely one million people have signed the online petition that has until March to reach its target.

Other contributors for the Frontier MFG Select Infrastructure Fund included Eversource Energy of the U.S. and Vopak of the Netherlands. Eversource gained 14% after the power utility announced operating revenue for the third quarter that beat estimates and management indicated that it would increase capital expenditure guidance for the full-year result. Vopak advanced 19% as a deal involving the sale of Vopak Terminal Algeciras netted the terminal storage company a pre-tax gain of about 10 million euros.

Two of the largest detractors in both Funds over the six months ending December 31, 2019, included Auckland International Airport of New Zealand and Aena of Spain. Auckland International Airport fell 10% as analysts reduced profit growth for fiscal 2020 due to lower seat-capacity growth and reduced aeronautical pricing. Aena fell 2% after the world's biggest airport operator unexpectedly said it expected tariffs charged to airlines to drop next year, rather than stay flat as the company had previously expected.

Spark Infrastructure of Australia detracted 11% for the Frontier MFG Select Infrastructure Fund after interim profits fell 12% due to lower returns from its Victorian distribution business and higher operating costs.

Movements in stocks are in local currency.

Portfolio Outlook and Strategy

The strategy for both Funds remains consistent with previous periods and is not expected to change over the long term. The strategy seeks to provide investors with attractive risk-adjusted returns from the infrastructure asset class. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure at discounts to their assessed intrinsic value. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three- to five-year time frame.

Sincerely,

Gerald Stack
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/19	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	8.17%	9.14%	5.69%
ONE YEAR	28.01%	27.67%	26.99%
FIVE YEAR AVERAGE	8.60%	8.74%	6.57%
AVERAGE ANNUAL SINCE INCEPTION	10.97%	10.82%	8.99%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.61%
NET EXPENSE RATIO	0.52%

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 12/31/19	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	4.97%	9.14%	5.69%
ONE YEAR	24.87%	27.67%	26.99%
AVERAGE ANNUAL SINCE INCEPTION	12.66%	10.70%	12.30%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.25%
NET EXPENSE RATIO	0.81%

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six-month period ended December 31, 2019, the Frontier Phocas Small Cap Value Fund, Institutional Class, returned 7.08%, net of fees, compared to the 7.87% return of the benchmark, the Russell 2000® Value Index (the "Benchmark" or the "Index"). For the calendar year, the Frontier Phocas Small Cap Value Fund, Institutional Class, returned 24.63%, net of fees, compared to 22.39% for the Index.

Portfolio Review and Strategy

The underperforming sectors for the six-month period were Consumer Staples, Information Technology, Materials, and Consumer Discretionary. The Consumer Staples sector was impacted by weak performance from B&G Foods, the company behind Green Giant frozen vegetables and other food items. Branded food items have seen increased pressure from generic brands, but B&G Foods also had less frozen food product available due to lower vegetable harvests. We believe the company now has more inventory and they are rolling out 11 additional new products for 2020. We believe this should drive improved business trends and the stock is likely to rebound.

While the Information Technology sector's stocks in the Fund rose 21%, it was no match for the Benchmark's return of 26%. Unisys was the primary detractor as investors focused on the technology consultant's unfunded pension plan and the high level of debt. While there were no changes in either of these issues and their business remained healthy, the stock fell to levels where credit rating agencies could have reduced their debt ratings. We sold the stock in late August per our sell discipline. Verint Systems, whose software analyzes voice and text for better customer service and cybersecurity, saw only a small rise during the period. Growth was slower than some analysts had expected, and the stock did not run higher with others in the sector.

Materials lagged due to beryllium producer Materion which declined after a sharp runup in the first half of 2019. Also adding to the underperformance was our lack of exposure to the gold and silver stocks whose strong gains aided the Benchmark's performance. We have no exposure to these stocks due to their significant volatility and lack of growth prospects. The Consumer Discretionary sector was impacted by poor performance from Designer Brands, a provider of women's shoes in the U.S. Weakness in the stock was due to the company having too much inventory in some lines and not enough in others. In addition, sales associates were giving undeserved markdowns to customers at the register which pressured the gross margin. We reduced the position but believe the recent acquisition of Camuto will prove fruitful for the company's sales and profitability. American Eagle Outfitters was also a laggard as they added to their inventory ahead of tariffs, but miscalculated summer fashion trends. That meant markdowns and weaker than expected sales. Still, American Eagle has one of the better management teams in retail and the company owns fast growing Aerie whose growth should drive better earnings growth in 2020.

Industrials performed well in the period thanks largely to Atkore International. Atkore provides the electrical wiring for commercial buildings and looking into 2020, they have a strong backlog for hotels and healthcare construction. They've also been able to increase profit margins by putting their cables and accessories into easy to install packages, thus reducing the time it takes for contractors to wire the buildings. CBIZ, Inc. provides tax, accounting, business advisory services, and health care consulting to businesses. Demand has been strong from larger companies and CBIZ has landed extra project work, more than they normally see. With all this new business, profit margin has expanded as many of their costs are fixed.

Communications Services added to performance due to Nexstar Media Group, a strong performer who closed the Tribune deal last quarter, creating the largest TV station owner in the country with 39% market share. Nexstar has detailed sizable synergies with Tribune which enable significant free cash flow to reduce debt. We also avoided a sharp drop in some of the Benchmark's satellite and telecommunications stocks.

While our Energy stocks declined relative to the Benchmark, we had lower exposure to the sector and that aided performance. Many exploration and production companies in the Energy sector have sizable debt on their balance sheet that is scheduled to mature soon. The ability to refinance that debt is in question and investors continued to sell these companies' stocks. We underweighted the sector understanding that this dynamic was likely to persist as long as oil prices remained in the current range. The Financials sector was a tailwind to performance for the period thanks to strong performance from OneMain Holdings. OneMain lends to consumers who can't easily get a loan from a traditional bank, but whose credit score is satisfactory. OneMain has seen strong growth given that it is a large player with 1,500 stores across America, serving an unmet need. Credit quality remains very good and management has worked to reduce trouble in the future by getting vehicle-secured collateral on more loans than they have in the past.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 12/31/19	FUND	INDEX
SIX MONTHS	7.08%	7.87%
ONE YEAR	24.63%	22.39%
FIVE YEAR AVERAGE ANNUAL	5.57%	6.99%
TEN YEAR AVERAGE ANNUAL	10.62%	10.56%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.52%
NET EXPENSE RATIO	0.96%

This chart assumes an initial gross investment of $100,000 made on 12/31/09. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2021, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontier Funds

EXPENSE EXAMPLE

December 31, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus, Frontier MFG Global Sustainable, Frontier MFG Core Infrastructure and Frontier MFG Select Infrastructure Funds and within 90 days of purchase for the Frontier Caravan Emerging Markets Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/19 – 12/31/19).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2019 (Unaudited)

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,087.70	0.80%	$4.20
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,086.70	0.80%	$4.20
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,086.80	0.90%	$4.72
Hypothetical 5% Return	$1,000.00	$1,020.61	0.90%	$4.57
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,081.70	0.50%	$2.62
Hypothetical 5% Return	$1,000.00	$1,022.62	0.50%	$2.54
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,080.40	0.60%	$3.14
Hypothetical 5% Return	$1,000.00	$1,022.12	0.60%	$3.05
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,049.70	0.80%	$4.12
Hypothetical 5% Return	$1,000.00	$1,021.11	0.80%	$4.06
MFG Select Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,050.20	0.90%	$4.64
Hypothetical 5% Return	$1,000.00	$1,020.61	0.90%	$4.57
Phocas Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,070.80	0.95%	$4.95
Hypothetical 5% Return	$1,000.00	$1,020.36	0.95%	$4.82
Phocas Small Cap Value Fund – Service Class
Actual Fund Return	$1,000.00	$1,070.40	0.95%	$4.94
Hypothetical 5% Return	$1,000.00	$1,020.36	0.95%	$4.82

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2019 (Unaudited)

	Beginning Account Value	Ending Account Value 12/31/2019	Annualized Expense Ratio	Expenses Paid During the Period
MFG Global Sustainable Fund
Actual Fund Return**	$1,000.00	$1,081.70	0.80%	$1.91
Hypothetical 5% Return***	$1,000.00	$1,021.11	0.80%	$4.06
Caravan Emerging Markets Fund
Actual Fund Return****	$1,000.00	$1,056.80	0.80%	$0.63
Hypothetical 5% Return***	$1,000.00	$1,021.11	0.80%	$4.06

**  Actual expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 84/366 to reflect the most recent fiscal period end since the MFG Global Sustainable Fund commenced operations on October 9, 2019.

***  Hypothetical expenses are equal to the Funds' annualized expense ratio of 0.80% multiplied by the average account value over the period commencing July 1, 2019, multiplied by 184/366 to reflect information had the MFG Global Sustainable and Caravan Emerging Markets Funds been in operation for the entire fiscal half year.

****  Actual expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 28/366 to reflect the most recent fiscal period end since the Caravan Emerging Markets Fund commenced operations on December 4, 2019.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.1%
	Belgium 1.9%
263,279	Anheuser-Busch InBev SA/NV	$21,472,817
	China 8.6%
353,436	Alibaba Group Holding Ltd. - ADR (a)	74,963,776
512,400	Tencent Holdings Ltd.	24,698,412
		99,662,188
	France 4.7%
117,973	LVMH Moet Hennessy Louis Vuitton SE	54,811,460
	Germany 3.6%
310,280	SAP SE	41,876,489
	Netherlands 1.3%
137,873	Heineken NV	14,679,647
	Switzerland 7.6%
362,608	Nestle SA	39,258,180
514,290	Novartis AG	48,835,762
		88,093,942
	United Kingdom 3.7%
526,659	Reckitt Benckiser Group PLC	42,756,948
	United States 62.7%
6,732	Alphabet, Inc. - Class A (a)	9,016,773
55,328	Alphabet, Inc. - Class C (a)	73,974,642
66,909	Apple, Inc.	19,647,828
54,778	CME Group, Inc.	10,995,040
256,428	Crown Castle International Corp.	36,451,240
288,438	Eversource Energy	24,537,421
369,816	Facebook, Inc. - Class A (a)	75,904,734
241,745	HCA Healthcare, Inc.	35,732,328
156,316	Mastercard, Inc. - Class A	46,674,394
Number of Shares		Value
	United States 62.7% (continued)
82,013	McDonald's Corp.	$16,206,589
496,438	Microsoft Corp.	78,288,273
208,527	PepsiCo, Inc.	28,499,385
748,127	Starbucks Corp.	65,775,326
154,982	The Estee Lauder Companies, Inc. - Class A	32,009,982
329,044	Visa, Inc. - Class A	61,827,368
284,496	WEC Energy Group, Inc.	26,239,066
613,224	Xcel Energy, Inc.	38,933,592
462,472	Yum! Brands, Inc.	46,584,805
		727,298,786
	Total Common Stocks
	(Cost $705,048,192)	1,090,652,277
SHORT-TERM INVESTMENTS 5.9%
	Money Market Deposit Account 5.9%
68,684,635	U.S. Bank N.A., 1.55% (b)	68,684,635
	Total Short-Term Investments
	(Cost $68,684,635)	68,684,635
	Total Investments 100.0%
	(Cost $773,732,827)	1,159,336,912
	Liabilities in Excess of Other Assets 0.0%	(233,790)
	TOTAL NET ASSETS 100.0%	$1,159,103,122

(a) Non-Income Producing.

(b) The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	22.3%
Information Technology	21.4
Communication Services	15.8
Consumer Staples	15.4
Utilities	7.7
Health Care	7.3
Real Estate	3.2
Financials	1.0
Total Common Stocks	94.1
Total Short-Term Investments	5.9
Total Investments	100.0
Liabilities in Excess of Other Assets	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 93.7%
	Belgium 1.8%
102,969	Anheuser-Busch InBev SA/NV	$8,398,066
	China 8.6%
140,478	Alibaba Group Holding Ltd. - ADR (a)	29,795,384
204,700	Tencent Holdings Ltd.	9,866,833
		39,662,217
	France 4.7%
46,856	LVMH Moet Hennessy Louis Vuitton SE	21,769,776
	Germany 3.6%
123,763	SAP SE	16,703,493
	Netherlands 1.2%
54,580	Heineken NV	5,811,255
	Switzerland 7.6%
144,009	Nestle SA	15,591,303
204,933	Novartis AG	19,459,953
		35,051,256
	United Kingdom 3.7%
209,695	Reckitt Benckiser Group PLC	17,024,143
	United States 62.5%
2,623	Alphabet, Inc. - Class A (a)	3,513,220
22,015	Alphabet, Inc. - Class C (a)	29,434,496
26,314	Apple, Inc.	7,727,106
21,284	CME Group, Inc.	4,272,124
101,962	Crown Castle International Corp.	14,493,898
114,531	Eversource Energy	9,743,152
146,953	Facebook, Inc. - Class A (a)	30,162,104
96,366	HCA Healthcare, Inc.	14,243,858
62,163	Mastercard, Inc. - Class A	18,561,250
31,979	McDonald's Corp.	6,319,370
197,072	Microsoft Corp.	31,078,254
Number of Shares		Value
	United States 62.5% (continued)
82,988	PepsiCo, Inc.	$11,341,970
297,056	Starbucks Corp.	26,117,164
61,450	The Estee Lauder Companies, Inc. - Class A	12,691,883
130,580	Visa, Inc. - Class A	24,535,982
112,813	WEC Energy Group, Inc.	10,404,743
243,832	Xcel Energy, Inc.	15,480,894
183,526	Yum! Brands, Inc.	18,486,574
		288,608,042
	Total Common Stocks
	(Cost $324,925,320)	433,028,248
SHORT-TERM INVESTMENTS 6.4%
	Money Market Deposit Account 6.4%
29,444,522	U.S. Bank N.A., 1.55% (b)	29,444,522
	Total Short-Term Investments
	(Cost $29,444,522)	29,444,522
	Total Investments 100.1%
	(Cost $354,369,842)	462,472,770
	Liabilities in Excess of Other Assets (0.1)%	(544,730)
	TOTAL NET ASSETS 100.0%	$461,928,040

(a) Non-Income Producing.

(b) The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	22.2%
Information Technology	21.4
Communication Services	15.8
Consumer Staples	15.3
Utilities	7.7
Health Care	7.3
Real Estate	3.1
Financials	0.9
Total Common Stocks	93.7
Total Short-Term Investments	6.4
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 86.0%
	China 4.6%
2,376	Alibaba Group Holding Ltd. - ADR (a)	$503,950
	France 2.7%
3,521	Danone SA	291,869
	Germany 5.3%
2,485	Fresenius Medical Care AG & Co. KGaA	183,859
2,963	SAP SE	399,897
		583,756
	Netherlands 4.0%
7,530	Unilever NV	432,711
	Spain 2.3%
1,311	Aena SME SA	250,730
	Switzerland 4.3%
2,452	Nestle SA	265,468
2,210	Novartis AG	209,857
		475,325
	United Kingdom 4.0%
5,375	Reckitt Benckiser Group PLC	436,371
	United States 58.8%
565	Alphabet, Inc. - Class C (a)	755,416
3,282	American Express Co.	408,576
468	Apple, Inc.	137,428
123	Booking Holdings, Inc. (a)	252,609
2,202	Capital One Financial Corp.	226,608
413	Chipotle Mexican Grill, Inc. (a)	345,726
2,948	Facebook, Inc. - Class A (a)	605,077
2,689	HCA Healthcare, Inc.	397,461
3,427	Lowe's Companies, Inc.	410,418
1,579	Mastercard, Inc. - Class A	471,474
3,767	Microsoft Corp.	594,056
Number of Shares		Value
	United States 58.8% (continued)
4,528	Oracle Corp.	$239,893
5,397	Starbucks Corp.	474,504
2,673	Visa, Inc. - Class A	502,257
5,959	Yum! Brands, Inc.	600,251
		6,421,754
	Total Common Stocks
	(Cost $8,688,286)	9,396,466
SHORT-TERM INVESTMENTS 13.8%
	Money Market Deposit Account 13.8%
1,506,258	U.S. Bank N.A., 1.55% (b)	1,506,258
	Total Short-Term Investments
	(Cost $1,506,258)	1,506,258
	Total Investments 99.8%
	(Cost $10,194,544)	10,902,724
	Other Assets in Excess of Liabilities 0.2%	16,603
	TOTAL NET ASSETS 100.0%	$10,919,327

(a)  Non-Income Producing.

(b) The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	23.7%
Information Technology	21.5
Consumer Staples	13.1
Communication Services	12.4
Health Care	7.2
Financials	5.8
Industrial	2.3
Total Common Stocks	86.0
Total Short-Term Investments	13.8
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.8%
	Australia 8.1%
1,043,786	APA Group	$8,130,487
757,548	Atlas Arteria Ltd.	4,162,498
3,185,243	AusNet Services	3,799,912
1,671,097	Spark Infrastructure Group	2,450,925
1,942,347	Sydney Airport	11,803,935
1,588,519	Transurban Group	16,620,808
		46,968,565
	Canada 13.0%
176,392	Canadian Utilities Ltd. - Class A	5,320,761
217,324	Emera, Inc.	9,336,957
435,505	Enbridge, Inc.	17,315,562
387,676	Fortis, Inc.	16,085,621
527,184	Hydro One Ltd.	10,181,953
325,979	TC Energy Corp.	17,361,448
		75,602,302
	Chile 0.4%
5,861,446	Aguas Andinas SA - Class A	2,486,603
	France 4.3%
84,319	Aeroports de Paris	16,655,722
472,974	Getlink SE	8,228,633
		24,884,355
	Germany 1.2%
82,087	Fraport AG Frankfurt Airport Services Worldwide	6,977,625
	Hong Kong 2.3%
1,835,573	Power Assets Holdings Ltd.	13,427,058
	Italy 6.5%
526,837	Enav SpA	3,143,884
706,043	Italgas SpA	4,311,495
2,919,343	Snam SpA	15,344,971
Number of Shares		Value
	Italy 6.5% (continued)
208,101	Societa Iniziative Autostradali e Servizi SpA	$3,487,413
1,728,484	Terna Rete Elettrica Nazionale SpA	11,543,908
		37,831,671
	Mexico 2.7%
304,357	Grupo Aeroportuario del Centro Norte SAB de CV	2,278,714
412,061	Grupo Aeroportuario del Pacifico SAB de CV - Class B	4,898,094
241,540	Grupo Aeroportuario del Sureste SAB de CV - Class B	4,525,354
823,367	Infraestructura Energetica Nova SAB de CV	3,866,112
		15,568,274
	Netherlands 1.0%
112,939	Koninklijke Vopak NV	6,122,649
	New Zealand 1.4%
1,071,840	Auckland International Airport Ltd.	6,313,685
781,694	Vector Ltd.	1,962,865
		8,276,550
	Portugal 0.3%
582,143	REN - Redes Energeticas Nacionais SGPS SA	1,776,140
	Spain 7.9%
88,038	Aena SME SA	16,837,329
331,360	Cellnex Telecom SA	14,261,675
225,085	Enagas SA	5,741,372
465,298	Red Electrica Corp SA	9,355,543
		46,195,919
	Switzerland 0.8%
26,789	Flughafen Zuerich AG	4,891,110

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.8% (continued)
	United Kingdom 6.5%
1,432,224	National Grid PLC	$17,914,657
384,035	Pennon Group PLC	5,214,135
210,759	Severn Trent PLC	7,021,205
598,571	United Utilities Group PLC	7,479,957
		37,629,954
	United States 38.4%
16,524	ALLETE, Inc.	1,341,253
71,191	Alliant Energy Corp.	3,895,572
81,465	Ameren Corp.	6,256,512
120,491	American Electric Power Co., Inc.	11,387,604
11,735	American States Water Co.	1,016,720
50,505	American Tower Corp.	11,607,059
56,060	American Water Works Co., Inc.	6,886,971
73,046	Aqua America, Inc.	3,428,779
38,655	Atmos Energy Corp.	4,323,948
95,870	Avangrid, Inc.	4,904,709
16,996	Avista Corp.	817,338
18,255	Black Hills Corp.	1,433,748
15,472	California Water Service Group	797,736
86,165	CMS Energy Corp.	5,414,609
102,296	Consolidated Edison, Inc.	9,254,719
82,349	Crown Castle International Corp.	11,705,910
138,205	Dominion Energy Corp.	11,446,138
61,914	DTE Energy Co.	8,040,771
124,836	Duke Energy Corp.	11,386,292
10,450	El Paso Electric Co.	709,451
62,964	Entergy Corp.	7,543,087
71,699	Evergy, Inc.	4,666,888
99,394	Eversource Energy	8,455,448
174,138	FirstEnergy Corp.	8,463,107
15,009	IDACORP, Inc.	1,602,961
10,756	MGE Energy, Inc.	847,788
121,489	NiSource, Inc.	3,382,254
8,491	Northwest Natural Holding Company	626,041
Number of Shares		Value
	United States 38.4% (continued)
14,597	NorthWestern Corp.	$1,046,167
16,177	ONE Gas, Inc.	1,513,682
35,608	Pinnacle West Capital Corp.	3,202,227
23,706	PNM Resources, Inc.	1,202,131
28,293	Portland General Electric Co.	1,578,466
221,194	PPL Corp.	7,936,441
35,099	SBA Communications Corp.	8,458,508
76,218	Sempra Energy	11,545,503
8,232	SJW Group	584,966
28,661	South Jersey Industries, Inc.	945,240
15,284	Southwest Gas Holdings, Inc.	1,161,126
15,332	Spire, Inc.	1,277,309
179,193	The Southern Co.	11,414,594
97,886	WEC Energy Group, Inc.	9,028,026
170,006	Xcel Energy, Inc.	10,793,681
		223,331,480
	Total Common Stocks
	(Cost $433,263,882)	551,970,255
CLOSED-END FUNDS 1.1%
	United Kingdom 1.1%
1,562,140	HICL Infrastructure PLC	3,530,096
1,194,893	International Public Partnerships Ltd.	2,640,053
	Total Closed-End Funds
	(Cost $5,668,953)	6,170,149

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.7%
	Money Market Deposit Account 3.7%
21,723,890	U.S. Bank N.A., 1.55% (a)	$21,723,890
	Total Short-Term Investments
	(Cost $21,723,890)	21,723,890
	Total Investments 99.6%
	(Cost $460,656,725)	579,864,294
	Other Assets in Excess of Liabilities 0.4%	2,171,909
	TOTAL NET ASSETS 100.0%	$582,036,203

(a) The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	24.4%
Transmission & Distribution	20.4
Airports	13.4
Energy Infrastructure	9.1
Gas Utilities	8.0
Communications	7.9
Water Utilities	6.0
Toll Roads	5.6
Total Common Stocks	94.8
Social	1.1
Total Closed-End Funds	1.1
Total Short-Term Investments	3.7
Total Investments	99.6
Other Assets in Excess of Liabilities	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.3%
	Australia 19.4%
181,441	APA Group	$1,413,320
959,998	Atlas Arteria Ltd.	5,274,899
1,440,717	Spark Infrastructure Group	2,113,037
616,888	Sydney Airport	3,748,921
608,711	Transurban Group	6,368,995
		18,919,172
	Canada 7.7%
9,513	Canadian Pacific Railway Ltd.	2,425,081
126,869	Enbridge, Inc.	5,044,277
		7,469,358
	Chile 1.0%
2,305,075	Aguas Andinas SA - Class A	977,883
	France 6.0%
24,916	Aeroports de Paris	4,921,714
55,576	Getlink SE	966,891
		5,888,605
	Germany 2.3%
26,087	Fraport AG Frankfurt Airport Services Worldwide	2,217,468
	Italy 6.9%
465,622	Snam SpA	2,447,453
144,377	Societa Iniziative Autostradali e Servizi SpA	2,419,509
279,225	Terna Rete Elettrica Nazionale SpA	1,864,841
		6,731,803
	Netherlands 3.7%
66,654	Koninklijke Vopak NV	3,613,447
	New Zealand 1.3%
224,999	Auckland International Airport Ltd.	1,325,359
Number of Shares		Value
	Spain 7.5%
25,742	Aena SME SA	$4,923,175
117,088	Red Electrica Corp SA	2,354,237
		7,277,412
	Switzerland 1.4%
7,324	Flughafen Zuerich AG	1,337,209
	United States 39.1%
16,771	American Water Works Co., Inc.	2,060,317
51,427	Atmos Energy Corp.	5,752,624
26,273	Crown Castle International Corp.	3,734,707
18,519	CSX Corp.	1,340,035
55,472	Evergy, Inc.	3,610,672
55,266	Eversource Energy	4,701,479
64,714	FirstEnergy Corp.	3,145,100
29,299	Sempra Energy	4,438,213
11,068	Union Pacific Corp.	2,000,984
27,074	WEC Energy Group, Inc.	2,497,035
76,136	Xcel Energy, Inc.	4,833,876
		38,115,042
	Total Common Stocks
	(Cost $81,271,163)	93,872,758

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.1%
	Money Market Deposit Account 3.1%
3,060,423	U.S. Bank N.A., 1.55% (a)	3,060,423
	Total Short-Term Investments
	(Cost $3,060,423)	3,060,423
	Total Investments 99.4%
	(Cost $84,331,586)	96,933,181
	Other Assets in Excess of Liabilities 0.6%	549,332
	TOTAL NET ASSETS 100.0%	$97,482,513

(a) The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Airports	19.0%
Integrated Power	16.1
Toll Roads	15.4
Gas Utilities	13.0
Energy Infrastructure	10.3
Transmission & Distribution	9.7
Rail	5.9
Communications	3.8
Water Utilities	3.1
Total Common Stocks	96.3
Total Short-Term Investments	3.1
Total Investments	99.4
Other Assets in Excess of Liabilities	0.6
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.2%
	Communication Services 2.8%
5,530	Nexstar Media Group, Inc. - Class A	$648,393
8,045	TEGNA, Inc.	134,271
		782,664
	Consumer Discretionary 8.8%
14,491	American Eagle Outfitters, Inc.	213,018
9,609	Designer Brands, Inc. - Class A	151,246
4,707	G-III Apparel Group Ltd. (a)	157,684
8,130	Hilton Grand Vacations, Inc. (a)	279,591
12,412	Penn National Gaming, Inc. (a)	317,251
12,114	Ruth's Hospitality Group, Inc.	263,661
2,606	Six Flags Entertainment Corp.	117,557
2,645	The Cheesecake Factory, Inc.	102,785
8,664	The Goodyear Tire & Rubber Co.	134,768
4,993	TopBuild Corp. (a)	514,678
3,181	Williams-Sonoma, Inc.	233,613
		2,485,852
	Consumer Staples 1.8%
12,399	B&G Foods, Inc.	222,314
18,772	Hostess Brands, Inc. (a)	272,945
		495,259
	Energy 5.4%
59,252	Callon Petroleum Co. (a)	286,187
5,188	International Seaways, Inc. (a)	154,395
22,994	Jagged Peak Energy, Inc. (a)	195,219
9,005	Murphy Oil Corp.	241,334
5,147	PDC Energy, Inc. (a)	134,697
3,316	World Fuel Services Corp.	143,981
26,241	WPX Energy, Inc. (a)	360,551
		1,516,364
	Financials 30.1%
8,700	Ameris Bancorp	370,098
11,791	Atlantic Union Bankshares Corp.	442,752
2,417	Banner Corp.	136,778
6,762	Cadence BanCorp	122,595
Number of Shares		Value
	Financials 30.1% (continued)
16,084	CenterState Bank Corp.	$401,778
7,827	Enterprise Financial Services Corp.	377,340
33,838	F.N.B. Corp.	429,743
4,229	FB Financial Corp.	167,426
20,168	First BanCorp	213,579
6,577	First Interstate BancSystem, Inc. - Class A	275,708
7,796	First Merchants Corp.	324,236
26,078	Heritage Insurance Holdings, Inc.	345,533
5,370	Independent Bank Group, Inc.	297,713
3,562	Kemper Corp.	276,055
12,919	Meta Financial Group, Inc.	471,673
15,517	OneMain Holdings, Inc.	654,041
8,300	Pacific Premier Bancorp, Inc.	270,621
5,850	Pinnacle Financial Partners, Inc.	374,400
6,209	Preferred Bank	373,099
2,196	Primerica, Inc.	286,710
3,132	Selective Insurance Group, Inc.	204,175
11,829	Sterling Bancorp	249,355
4,179	Stifel Financial Corp.	253,456
8,103	Triumph Bancorp, Inc. (a)	308,076
12,807	Umpqua Holdings Corp.	226,684
6,805	WesBanco, Inc.	257,161
5,212	Wintrust Financial Corp.	369,531
		8,480,316
	Health Care 6.8%
4,025	Acadia Healthcare Co., Inc. (a)	133,710
3,839	ANI Pharmaceuticals, Inc. (a)	236,751
4,306	Coherus Biosciences, Inc. (a)	77,530
3,831	Emergent BioSolutions, Inc. (a)	206,682
1,401	Global Blood Therapeutics, Inc. (a)	111,365
717	Intercept Pharmaceuticals, Inc. (a)	88,851
1,779	Magellan Health, Inc. (a)	139,206
3,828	NuVasive, Inc. (a)	296,058
6,489	Patterson Companies, Inc.	132,895
5,740	Syneos Health, Inc. (a)	341,386

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 98.2% (continued)
	Health Care 6.8% (continued)
6,721	Tivity Health, Inc. (a)	$136,739
		1,901,173
	Industrials 13.2%
27,246	ADT, Inc.	216,061
5,986	Air Transport Services Group, Inc. (a)	140,431
10,853	Atkore International Group, Inc. (a)	439,112
10,841	CBIZ, Inc. (a)	292,273
6,729	Columbus McKinnon Corp.	269,362
2,051	Cubic Corp.	130,382
2,974	EMCOR Group, Inc.	256,656
3,938	Gibraltar Industries, Inc. (a)	198,633
2,772	Hub Group, Inc. - Class A (a)	142,176
3,864	Kadant, Inc.	407,034
6,140	MYR Group, Inc. (a)	200,103
7,725	Quanta Services, Inc.	314,485
6,761	SkyWest, Inc.	436,963
9,600	Sterling Construction Co., Inc. (a)	135,168
2,667	The Timken Company	150,179
		3,729,018
	Information Technology 9.8%
2,059	Advanced Energy Industries, Inc. (a)	146,601
2,558	Belden, Inc.	140,690
1,175	CACI International, Inc. - Class A (a)	293,738
3,060	Cirrus Logic, Inc. (a)	252,175
1,957	MAXIMUS, Inc.	145,581
3,599	Methode Electronics, Inc.	141,621
2,235	MKS Instruments, Inc.	245,872
11,329	Nuance Communications, Inc. (a)	201,996
13,092	Photronics, Inc. (a)	206,330
2,266	Plexus Corp. (a)	174,346
4,318	Progress Software Corp.	179,413
Number of Shares		Value
	Information Technology 9.8% (continued)
2,826	SYNNEX Corp.	$363,989
4,661	Verint Systems, Inc. (a)	258,033
		2,750,385
	Materials 3.7%
7,919	Ferro Corp. (a)	117,439
1,396	HB Fuller Co.	71,992
2,027	Kaiser Aluminum Corp.	224,774
6,738	Koppers Holdings, Inc. (a)	257,526
6,382	Materion Corp.	379,410
		1,051,141
	Real Estate 10.5%
9,738	Acadia Realty Trust	252,506
15,552	Essential Properties Realty Trust, Inc.	385,845
29,626	Independence Realty Trust, Inc.	417,134
7,845	Jernigan Capital, Inc.	150,153
6,335	Mack-Cali Realty Corp.	146,529
4,346	National Storage Affiliates Trust	146,113
1,568	PS Business Parks, Inc.	258,516
7,076	QTS Realty Trust, Inc. - Class A	384,015
9,378	Rexford Industrial Realty, Inc.	428,293
11,590	Sabra Health Care REIT, Inc.	247,331
2,358	Terreno Realty Corp.	127,662
		2,944,097
	Utilities 5.3%
2,551	Black Hills Corp.	200,356
2,864	IDACORP, Inc.	305,875
3,350	New Jersey Resources Corp.	149,309
3,769	Portland General Electric Co.	210,273
6,470	South Jersey Industries, Inc.	213,381
2,750	Spire, Inc.	229,102
12,224	TerraForm Power, Inc. - Class A	188,127
		1,496,423
	Total Common Stocks
	(Cost $21,451,064)	27,632,692

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 1.8%
	Money Market Deposit Account 1.8%
513,851	U.S. Bank N.A., 1.55% (b)	$513,851
	Total Short-Term Investments
	(Cost $513,851)	513,851
	Total Investments 100.0%
	(Cost $21,964,915)	28,146,543
	Other Assets in Excess of Liabilities 0.0%	10,507
	TOTAL NET ASSETS 100.0%	$28,157,050

(a)  Non-Income Producing.

(b) The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2019.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	30.1%
Industrials	13.2
Real Estate	10.5
Information Technology	9.8
Consumer Discretionary	8.8
Health Care	6.8
Energy	5.4
Utilities	5.3
Materials	3.7
Communication Services	2.8
Consumer Staples	1.8
Total Common Stocks	98.2
Total Short-Term Investments	1.8
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.7%
	Argentina 1.5%
2,000	Banco Macro SA - ADR	$72,500
1,600	Globant SA (a)	169,680
4,300	Grupo Financiero Galicia SA - ADR	69,789
		311,969
	Brazil 2.7%
4,600	B3 SA - Brasil Bolsa Balcao	49,416
2,800	Banco Bradesco SA	23,835
1,900	Banco do Brasil SA - ADR	24,605
14,600	Cielo SA - ADR	29,185
8,800	Cogna Educacao	25,128
2,000	JBS SA - ADR	25,862
4,800	Lojas Renner SA	67,364
4,300	Magazine Luiza SA	51,297
4,400	Petrobras Distribuidora SA	32,972
3,300	Petroleo Brasileiro SA - ADR	52,602
1,600	Suzano SA - ADR	15,744
9,300	Vale SA - ADR (a)	122,760
5,100	YPF SA - ADR	59,058
		579,828
	Chile 2.4%
2,800	Banco de Chile - ADR	58,772
2,100	Banco Santander Chile - ADR	48,447
22,857	Cencosud SA	30,119
14,285	Empresas CMPC SA	35,011
4,842	Empresas COPEC SA	43,490
9,600	Enel Americas SA - ADR	105,408
3,900	Latam Airlines Group SA - ADR	39,624
22,686	SACI Falabella	97,774
1,500	Sociedad Quimica y Minera de Chile SA - ADR	40,035
		498,680
	China 19.2%
100	51job, Inc. - ADR (a)	8,490
Number of Shares		Value
	China 19.2% (continued)
200	58.com, Inc. - ADR (a)	$12,946
6,500	AAC Technologies Holdings, Inc.	56,745
67,000	Agricultural Bank of China Ltd.	29,491
4,500	Alibaba Group Holding Ltd. - ADR (a)	954,450
105	ANTA Sports Products Ltd. - ADR	23,539
100	Autohome, Inc. - ADR (a)	8,001
700	Baidu, Inc. - ADR (a)	88,480
191,000	Bank of China Ltd.	81,648
100	Baozun, Inc. - ADR (a)	3,312
400	BEST, Inc. - ADR (a)	2,224
226,000	China Construction Bank Corp.	195,952
3,600	China Life Insurance Co. Ltd. - ADR	49,788
24,000	China Mengniu Dairy Co. Ltd.	97,083
9,500	China Merchants Bank Co. Ltd.	48,841
2,900	China Mobile Ltd. - ADR	122,583
10,000	China Overseas Land & Investment Ltd.	38,946
6,400	China Pacific Insurance Group Co. Ltd.	25,216
600	China Petroleum & Chemical Corp. - ADR	36,090
6,000	China Resources Land Ltd.	29,852
300	China Telecom Corp. Ltd. - ADR	12,357
400	CNOOC Ltd. - ADR	66,668
19,000	Country Garden Holdings Co. Ltd.	30,410
12,000	CSPC Pharmaceutical Group Ltd.	28,637
500	ENN Energy Holdings Ltd. - ADR	21,860
500	GDS Holdings Ltd. - ADR (a)	25,790
600	Geely Automobile Holdings Ltd. - ADR	23,418
1,200	Hengan International Group Co. Ltd. - ADR	42,744

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.7% (continued)
	China 19.2% (continued)
300	Huazhu Group Ltd. - ADR	$12,021
100	Hutchison China MediTech Ltd. - ADR (a)	2,507
100	HUYA, Inc. - ADR (a)	1,795
158,000	Industrial & Commercial Bank of China Ltd.	121,902
300	iQIYI, Inc. - ADR (a)	6,333
1,800	JD.com, Inc. - ADR (a)	63,414
100	JOYY, Inc. - ADR (a)	5,279
64,000	Lenovo Group Ltd.	42,979
2,500	Meituan Dianping - Class B (a)	32,983
400	Momo, Inc. - ADR	13,400
200	NetEase, Inc. - ADR	61,328
300	New Oriental Education & Technology Group, Inc. - ADR (a)	36,375
1,500	NIO, Inc. - ADR (a)	6,030
100	Noah Holdings Ltd. - ADR (a)	3,537
500	PetroChina Co. Ltd. - ADR	25,165
500	Pinduoduo, Inc. - ADR (a)	18,910
6,800	Ping An Insurance Group Company of China Ltd. - ADR	161,840
300	Qudian, Inc. - ADR (a)	1,413
5,200	Semiconductor Manufacturing International Corp. - ADR (a)	39,416
1,900	Shenzhou International Group Holdings Ltd.	27,769
17,000	Sino Biopharmaceutical Ltd.	23,783
20,500	Sun Art Retail Group Ltd.	24,875
6,000	Sunac China Holdings Ltd.	35,820
6,500	Sunny Optical Technology Group Co. Ltd.	112,620
900	TAL Education Group - ADR (a)	43,380
13,500	Tencent Holdings Ltd. - ADR	648,135
Number of Shares		Value
	China 19.2% (continued)
200	Tencent Music Entertainment Group - ADR (a)	$2,348
18,000	Tingyi Cayman Islands Holding Corp.	30,721
1,100	Trip.com Group Ltd. - ADR (a)	36,894
1,100	Vipshop Holdings Ltd. - ADR (a)	15,587
45,000	Want Want China Holdings Ltd.	42,033
100	Weibo Corp. - ADR (a)	4,635
68,400	Xiaomi Corp. - Class B (a)	94,726
4,000	Yihai International Holding Ltd.	23,481
900	Yum China Holdings, Inc.	43,209
800	ZTO Express Cayman, Inc. - ADR	18,680
		4,050,884
	Colombia 1.7%
5,243	Bancolombia SA	70,178
5,400	Ecopetrol SA - ADR	107,784
13,735	Grupo Argos SA	74,374
19,856	Interconexion Electrica SA ESP	118,391
		370,727
	Czech Republic 2.0%
10,757	CEZ AS	241,758
2,856	Komercni banka AS	104,591
18,870	Moneta Money Bank AS	70,803
		417,152
	Egypt 3.8%
88,298	Commercial International Bank Egypt SAE	456,728
53,953	Egyptian Financial Group-Hermes Holding Co.	57,040
139,468	El Sewedy Electric Co.	99,930
39,648	Heliopolis Housing (a)	58,425
511,159	Palm Hills Developments SAE (a)	55,670
154,683	Talaat Moustafa Group	78,739
		806,532

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.7% (continued)
	Greece 2.9%
53,185	Alpha Bank AE (a)	$114,890
75,085	Eurobank Ergasias SA (a)	77,646
10,712	Hellenic Telecommunications Organization SA	171,464
5,858	JUMBO SA	121,891
2,874	Motor Oil Hellas Corinth Refineries SA	66,519
15,838	National Bank of Greece SA (a)	53,766
		606,176
	Hungary 1.5%
5,788	MOL Hungarian Oil & Gas PLC	57,695
3,092	OTP Bank NYRT	161,898
4,038	Richter Gedeon NYRT	87,793
		307,386
	India 0.7%
387	Axis Bank Ltd. - GDR	20,550
2,100	ICICI Bank Ltd. - ADR	31,689
3,200	Infosys Ltd. - ADR	33,024
453	Larsen & Toubro Ltd. - GDR	8,323
954	Reliance Industries Ltd. - GDR	40,593
163	State Bank of India - GDR (a)	7,628
600	Tata Motors Ltd. - ADR (a)	7,758
		149,565
	Indonesia 1.9%
227,800	Astra International Tbk PT	113,466
35,300	Bank Central Asia Tbk PT	84,897
3,400	Bank Mandiri Persero Tbk PT - ADR	37,740
199,900	Bank Rakyat Indonesia Persero Tbk PT	63,274
2,800	Telekomunikasi Indonesia Persero Tbk PT - ADR	79,800
9,100	Unilever Indonesia Tbk PT	27,509
		406,686
Number of Shares		Value
	Kuwait 4.2%
36,541	Agility Public Warehousing Co. KSC	$98,585
13,795	Humansoft Holding Co. KSC	137,040
58,838	Kuwait Finance House KSCP	157,284
82,219	Mobile Telecommunications Co. KSC	162,572
94,810	National Bank of Kuwait SAKP	334,685
		890,166
	Malaysia 1.9%
37,000	CIMB Group Holdings BHD	46,602
33,100	Dialog Group BHD	27,976
28,300	DiGi.Com BHD	30,889
29,500	Malayan Banking BHD	62,339
21,700	Petronas Chemicals Group BHD	38,997
24,100	Public Bank BHD	114,623
27,300	Tenaga Nasional BHD	88,548
		409,974
	Mexico 3.0%
10,900	Alsea SAB de CV (a)	28,727
8,800	America Movil SAB de CV - ADR	140,800
7,900	Cemex SAB De CV - ADR	29,862
300	Coca-Cola Femsa SAB de CV - ADR	18,186
4,100	El Puerto de Liverpool SAB de CV	20,340
16,600	Fibra Uno Administracion SA de CV	25,707
1,000	Fomento Economico Mexicano SAB de CV - ADR	94,510
200	Grupo Aeroportuario del Pacifico SAB de CV - ADR	23,722
100	Grupo Aeroportuario del Sureste SAB de CV - ADR	18,739
13,600	Grupo Financiero Banorte SAB de CV	75,928

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.7% (continued)
	Mexico 3.0% (continued)
18,500	Grupo Mexico SAB de CV - Class B	$50,860
2,500	Grupo Televisa SAB - ADR	29,325
2,800	Wal-Mart de Mexico SAB de CV - ADR	80,052
		636,758
	Pakistan 3.9%
85,400	Engro Corp. Ltd.	190,466
136,000	Fauji Fertilizer Co. Ltd.	89,237
26,600	Lucky Cement Ltd.	73,573
102,800	MCB Bank Ltd.	136,128
85,400	Oil & Gas Development Co. Ltd.	78,613
190,500	The Hub Power Co. Ltd. (a)	114,830
129,000	United Bank Ltd.	137,026
		819,873
	Peru 1.0%
3,400	Cia de Minas Buenaventura SAA - ADR	51,340
500	Credicorp Ltd.	106,565
1,300	Southern Copper Corp.	55,224
		213,129
	Philippines 0.9%
1,250	Ayala Corp.	19,362
34,300	Ayala Land, Inc.	30,764
8,940	BDO Unibank, Inc.	27,869
8,040	Jollibee Foods Corp.	34,257
1,130	SM Investments Corp.	23,253
46,100	SM Prime Holdings, Inc.	38,263
7,680	Universal Robina Corp.	21,988
		195,756
	Poland 2.7%
1,829	Bank Polska Kasa Opieki SA	48,402
1,020	CD Projekt SA	75,215
1,865	Dino Polska SA (a)	70,763
Number of Shares		Value
	Poland 2.7% (continued)
2,161	KGHM Polska Miedz SA (a)	$54,511
44	LPP SA	102,290
2,427	Polski Koncern Naftowy ORLEN SA	54,898
9,660	Powszechna Kasa Oszczednosci Bank Polski SA	87,700
6,449	Powszechny Zaklad Ubezpieczen SA	68,111
		561,890
	Qatar 2.8%
39,021	Industries Qatar QSC	110,172
95,127	Mesaieed Petrochemical Holding Co.	65,578
11,691	Qatar Electricity & Water Co. QSC	51,664
11,190	Qatar Fuel QSC	70,379
11,211	Qatar Islamic Bank SAQ	47,203
43,433	Qatar National Bank QPSC	245,760
		590,756
	Russia 7.5%
16,747	Gazprom PJSC - ADR	138,222
1,237	LUKOIL PJSC - ADR	123,213
11,053	Magnit PJSC - GDR	133,428
8,134	MMC Norilsk Nickel PJSC - ADR	248,748
6,200	Mobile TeleSystems PJSC - ADR	62,930
286	Novatek PJSC - GDR	58,058
29,102	Sberbank of Russia PJSC - ADR	479,439
803	Tatneft PJSC - ADR	59,310
3,810	X5 Retail Group NV - GDR	131,497
3,500	Yandex NV - Class A (a)	152,215
		1,587,060
	South Africa 3.2%
2,622	Absa Group Ltd.	27,972
1,700	AngloGold Ashanti Ltd. - ADR	37,978

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.7% (continued)
	South Africa 3.2% (continued)
1,321	Bid Corp. Ltd.	$31,151
12,215	FirstRand Ltd.	54,809
3,300	Gold Fields Ltd. - ADR	21,780
3,100	Impala Platinum Holdings Ltd. - ADR (a)	31,744
6,643	MTN Group Ltd.	39,161
6,300	Naspers Ltd. - ADR	205,128
1,353	Nedbank Group Ltd.	20,717
17,558	Old Mutual Ltd.	24,642
1,907	Remgro Ltd.	26,591
6,809	Sanlam Ltd.	38,470
2,100	Sasol Ltd. - ADR	45,381
4,682	Standard Bank Group Ltd.	56,315
2,499	Vodacom Group Ltd.	20,586
		682,425
	South Korea 4.4%
177	Celltrion, Inc. (a)	27,662
199	Hyundai Mobis Co. Ltd.	44,027
443	Hyundai Motor Co.	46,141
700	KB Financial Group, Inc. - ADR	28,959
793	Kia Motors Corp. (a)	30,285
900	Korea Electric Power Corp. - ADR	10,647
87	LG Chem Ltd. (a)	23,843
33	LG Household & Health Care Ltd. (a)	35,846
254	NAVER Corp. (a)	40,867
600	POSCO - ADR	30,372
401	Samsung Electronics Co. Ltd. - GDR	479,875
800	Shinhan Financial Group Co. Ltd. - ADR	30,456
1,014	SK Hynix, Inc.	82,476
300	Woori Financial Group, Inc. - ADR	9,078
		920,534
Number of Shares		Value
	Taiwan 3.1%
2,600	ASE Technology Holding Co. Ltd. - ADR	$14,456
7,000	Formosa Plastics Corp.	23,313
9,000	Hon Hai Precision Industry Co. Ltd. - GDR	55,044
2,000	Hotai Motor Co. Ltd.	45,574
2,000	MediaTek, Inc.	29,634
3,000	President Chain Store Corp.	30,464
6,800	Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	395,080
22,000	Uni-President Enterprises Corp.	54,556
		648,121
	Thailand 2.0%
5,600	Advanced Info Service PCL - NVDR	39,765
20,600	Airports of Thailand PCL - NVDR	50,993
11,400	Central Pattana PCL - NVDR	23,628
28,300	CP ALL PCL - NVDR	68,191
93,100	Home Product Center PCL - NVDR	49,652
9,500	Kasikornbank PCL - NVDR	47,824
44,600	Minor International PCL - NVDR	53,529
35,100	PTT PCL - NVDR	51,502
3,700	The Siam Cement PCL - NVDR	48,360
		433,444
	Turkey 7.1%
134,986	Akbank TAS (a)	183,867
39,682	Arcelik AS (a)	138,966
26,351	BIM Birlesik Magazalar AS	206,680
81,694	Eregli Demir ve Celik Fabrikalari TAS	124,069
15,058	Ford Otomotiv Sanayi AS	179,285
44,511	KOC Holding AS	152,116
7,268	Tupras Turkiye Petrol Rafinerileri AS	154,861

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 92.7% (continued)
	Turkey 7.1% (continued)
67,429	Turkcell Iletisim Hizmetleri AS	$156,389
111,770	Turkiye Garanti Bankasi AS (a)	209,325
		1,505,558
	United Arab Emirates 2.8%
35,164	Abu Dhabi Commercial Bank PJSC	75,921
7,444	DP World PLC	97,585
77,417	Emaar Properties PJSC	84,819
41,208	Emirates Telecommunications Group Co. PJSC	183,538
34,342	First Abu Dhabi Bank PJSC	142,002
		583,865
	Vietnam 1.9%
5,800	Bank for Foreign Trade of Vietnam JSC	22,600
36,530	Hoa Phat Group JSC (a)	37,093
11,520	Masan Group Corp. (a)	28,106
16,330	Vietnam Dairy Products JSC	82,157
24,870	Vincom Retail JSC	36,528
22,320	Vingroup JSC (a)	110,803
22,410	Vinhomes JSC	82,152
		399,439
	Total Common Stocks
	(Cost $18,553,821)	19,584,333
PREFERRED STOCKS 2.3%
	Brazil 1.6%
9,200	Banco Bradesco SA - ADR (b)	82,340
10,100	Itausa - Investimentos Itau SA (b)	35,506
11,000	Itau Unibanco Holdings SA - ADR (b)	100,650
4,543	Lojas Americanas SA (b)	29,425
4,600	Petroleo Brasileiro SA - ADR (b)	68,632
1,300	Telefonica Brasil SA - ADR (b)	18,616
		335,169
Number of Shares		Value
	Colombia 0.7%
2,700	Bancolombia SA - ADR (b)	$147,932
	Total Preferred Stocks
	(Cost $443,629)	483,101
EXCHANGE-TRADED FUNDS 4.5%
2,200	iShares MSCI Emerging Markets ETF	98,714
27,400	iShares MSCI Saudi Arabia ETF	847,208
	Total Exchange-Traded Funds
	(Cost $913,139)	945,922
	Total Investments 99.5%
	(Cost $19,910,589)	21,013,356
	Other Assets in Excess of Liabilities 0.5%	111,696
	TOTAL NET ASSETS 100.0%	$21,125,052

(a)  Non-Income Producing.

(b)  Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depository Receipt

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2019 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	27.2%
Consumer Discretionary	14.3
Communication Services	11.1
Information Technology	8.1
Materials	7.3
Consumer Staples	6.5
Energy	6.4
Industrials	3.9
Utilities	3.6
Real Estate	3.3
Health Care	1.0
Total Common Stocks	92.7
Financials	1.7
Energy	0.3
Consumer Discretionary	0.2
Communication Services	0.1
Total Preferred Stocks	2.3
Total Exchange-Traded Funds	4.5
Total Investments	99.5
Other Assets in Excess of Liabilities	0.5
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
ASSETS:
Investments at cost	$773,732,827	$354,369,842	$10,194,544
Foreign currency at cost	$54,686	$47,798	$11,979
Investments at value	$1,159,336,912	$462,472,770	$10,902,724
Foreign currency at value	54,096	47,490	12,344
Receivable for investments sold	577,946	222,955	—
Receivable for Fund shares sold	244,830	987,703	—
Interest and dividends receivable	677,821	274,417	1,993
Dividend tax reclaim receivable	2,301,866	501,980	—
Receivable from Adviser	—	—	3,619
Prepaid expenses and other assets	28,894	30,920	27,474
Total assets	1,163,222,365	464,538,235	10,948,154
LIABILITIES:
Payable for investments purchased	3,295,894	1,454,506	—
Payable for Fund shares redeemed	—	812,453	—
Payable to Directors	—	—	4,043
Payable to Adviser	730,912	275,170	—
Accrued shareholder servicing fees	—	17,856	—
Accrued expenses	92,437	50,210	24,784
Total liabilities	4,119,243	2,610,195	28,827
Net Assets	$1,159,103,122	$461,928,040	$10,919,327
NET ASSETS CONSIST OF:
Paid in capital	$749,105,904	$350,399,596	$10,105,734
Total distributable earnings	409,997,218	111,528,444	813,593
Net Assets	$1,159,103,122	$461,928,040	$10,919,327
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class
Net Assets	$1,159,103,122	$244,039,958	$10,919,327
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	57,962,480	17,653,255	1,010,534
Net Asset Value, Redemption Price and Offering Price Per Share	$20.00	$13.82	$10.81
CAPITAL STOCK, $0.01 PAR VALUE		Service Class
Net Assets			$217,888,082
Authorized		50,000,000
Issued and Outstanding		15,771,360
Net Asset Value, Redemption Price and Offering Price Per Share		$13.82

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2019 (Unaudited)

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$460,656,725	$84,331,586	$21,964,915
Foreign currency at cost	$909,210	$193,175	$—
Investments at value	$579,864,294	$96,933,181	$28,146,543
Foreign currency at value	921,557	196,761	—
Receivable for Fund shares sold	602,349	90,000	51,915
Interest and dividends receivable	1,666,586	242,642	44,623
Dividend tax reclaim receivable	348,698	73,175	—
Prepaid expenses and other assets	25,890	24,354	21,160
Total assets	583,429,374	97,560,113	28,264,241
LIABILITIES:
Payable for Fund shares redeemed	1,108,357	5,000	87,429
Payable to Adviser	202,420	42,378	4,664
Accrued shareholder servicing fees	15,366	—	—
Accrued expenses	67,028	30,222	15,098
Total liabilities	1,393,171	77,600	107,191
Net Assets	$582,036,203	$97,482,513	$28,157,050
NET ASSETS CONSIST OF:
Paid in capital	$474,341,267	$84,996,045	$22,170,585
Total distributable earnings	107,694,936	12,486,468	5,986,465
Net Assets	$582,036,203	$97,482,513	$28,157,050
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$437,262,061	$91,824,714	$28,156,923
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	23,848,258	7,968,454	859,395
Net Asset Value, Redemption Price and Offering Price Per Share	$18.34	$11.52	$32.76
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class	Service Class
Net Assets	$144,774,142	$5,657,799	$127
Authorized	50,000,000	50,000,000	50,000,000
Issued and Outstanding	7,878,971	490,339	4
Net Asset Value, Redemption Price and Offering Price Per Share	$18.37	$11.54	$32.64 (1)

(1)  Net Asset Value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2019 (Unaudited)

Caravan Emerging Markets Fund
ASSETS:
Investments at cost	$19,910,589
Foreign currency at cost	$56,493
Investments at value	$21,013,356
Foreign currency at value	56,455
Cash	36,430
Interest and dividends receivable	31,448
Dividend tax reclaim receivable	20
Receivable from Adviser	6,096
Prepaid expenses and other assets	1,065
Total assets	21,144,870
LIABILITIES:
Payable for investments purchased	174
Distributions payable	4,440
Payable to Directors	3,306
Accrued expenses	11,898
Total liabilities	19,818
Net Assets	$21,125,052
NET ASSETS CONSIST OF:
Paid in capital	$20,032,558
Total distributable earnings	1,092,494
Net Assets	$21,125,052
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$21,125,052
Authorized	50,000,000
Issued and Outstanding	2,003,086
Net Asset Value, Redemption Price and Offering Price Per Share	$10.55

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2019 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund		MFG Global Sustainable Fund(1)
INVESTMENT INCOME:
Dividend income	$6,201,289 (2)	$2,181,923	(3)	$16,881	(4)
Interest income	800,722	306,828		7,431
Total investment income	7,002,011	2,488,751		24,312
EXPENSES:
Investment advisory fees	4,627,485	1,635,010		19,111
Fund administration and accounting fees	137,469	55,201		6,555
Custody fees	69,143	41,362		2,375
Directors' fees and related expenses	15,513	15,513		4,043
Reports to shareholders	14,220	11,243		4,284
Transfer agent fees	13,999	10,662		4,369
Federal and state registration fees	13,004	27,327		2,013
Legal fees	12,987	13,211		6,296
Audit fees	8,931	8,929		5,512
Shareholder servicing fees	—	90,066		—
Other	20,512	10,591		1,045
Total expenses before waiver	4,933,263	1,919,115		55,603
Waiver and reimbursement of expenses by Adviser	(305,779)	(193,955)		(36,491)
Net expenses	4,627,484	1,725,160		19,112
Net Investment Income	2,374,527	763,591		5,200
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	98,832,432	17,676,022		105,028
Foreign currency transactions	(5,930)	12,079		1,554
Change in net unrealized appreciation/depreciation on:
Investments	(4,991,000)	16,370,075		708,180
Foreign currency transactions	14,418	1,119		365
Net Realized and Unrealized Gain on Investments	93,849,920	34,059,295		815,127
Net Increase in Net Assets Resulting from Operations	$96,224,447	$34,822,886		$820,327

(1)  Commenced operations on October 9, 2019.

(2)  Net of $88,873 in foreign withholding taxes.

(3)  Net of $33,910 in foreign withholding taxes.

(4)  Net of $333 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Period Ended December 31, 2019 (Unaudited)

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$7,348,186 (1)	$1,033,189 (2)	$281,131 (3)
Interest income	112,573	33,728	7,577
Total investment income	7,460,759	1,066,917	288,708
EXPENSES:
Investment advisory fees	1,353,940	374,244	109,958
Fund administration and accounting fees	74,641	22,239	16,790
Shareholder servicing fees	61,389	2,025	—
Custody fees	53,656	16,553	7,089
Federal and state registration fees	19,379	28,073	16,800
Directors' fees and related expenses	15,513	15,513	15,513
Legal fees	15,464	14,350	12,972
Transfer agent fees	15,318	11,714	8,246
Reports to shareholders	15,185	9,915	9,702
Audit fees	8,931	8,948	7,926
Other	11,539	4,837	2,883
Total expenses before waiver	1,644,955	508,411	207,879
Waiver of expenses by Adviser	(229,626)	(132,140)	(84,984)
Net expenses	1,415,329	376,271	122,895
Net Investment Income	6,045,430	690,646	165,813
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	927,465	479,987	(118,860)
Foreign currency transactions	(81,542)	(9,788)	—
Change in net unrealized appreciation on:
Investments	36,349,608	3,509,824	1,722,948
Foreign currency transactions	13,302	1,004	—
Net Realized and Unrealized Gain on Investments	37,208,833	3,981,027	1,604,088
Net Increase in Net Assets Resulting from Operations	$43,254,263	$4,671,673	$1,769,901

(1)  Net of $392,376 in foreign withholding taxes.

(2)  Net of $45,347 in foreign withholding taxes.

(3)  Net of $134 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Period Ended December 31, 2019 (Unaudited)

Caravan Emerging Market Fund(1)
INVESTMENT INCOME:
Dividend income	$44,103 (2)
Interest income	2,747
Total investment income	46,850
EXPENSES:
Investment advisory fees	10,671
Fund administration and accounting fees	3,974
Custody fees	3,398
Directors' fees and related expenses	3,306
Audit fees	2,861
Legal fees	1,929
Reports to shareholders	1,800
Transfer agent fees	553
Federal and state registration fees	85
Other	384
Total expenses before waiver	28,961
Waiver and reimbursement of expenses by Adviser	(16,766)
Net expenses	12,195
Net Investment Income	34,655
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	17,333
Foreign currency transactions	(25,055)
Change in net unrealized appreciation/depreciation on:
Investments	1,102,767
Foreign currency transactions	(208)
Net Realized and Unrealized Gain on Investments	1,094,837
Net Increase in Net Assets Resulting from Operations	$1,129,492

(1)  Commenced operations on December 4, 2019.

(2)  Net of $5,264 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
OPERATIONS:
Net investment income	$2,374,527	$9,118,617	$763,591	$2,848,591
Net realized gain (loss) on:
Investments	98,832,432	36,595,228	17,676,022	19,648,964
Foreign currency transactions	(5,930)	(45,008)	12,079	(5,828)
Change in net unrealized appreciation/depreciation on:
Investments	(4,991,000)	107,819,323	16,370,075	30,853,732
Foreign currency transactions	14,418	25,399	1,119	5,010
Net increase in net assets resulting from operations	96,224,447	153,513,559	34,822,886	53,350,469
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(78,767,198)	(90,489,457)	(6,021,828)	(19,324,487)
Service Class			(5,160,722)	(13,371,301)
Net decrease in net assets resulting from distributions paid	(78,767,198)	(90,489,457)	(11,182,550)	(32,695,788)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	35,110,924	57,115,148	14,940,957	43,842,794
Service Class			100,580,229	109,412,748
Shares issued to holders in reinvestment of distributions:
Institutional Class	63,790,435	74,009,184	5,963,193	18,788,999
Service Class			5,088,038	13,158,079
Shares redeemed:
Institutional Class	(82,566,256)	(172,366,228)	(6,215,407)	(205,713,913)
Service Class			(14,840,484)	(82,510,166)
Redemption fees:
Institutional Class	5,937	2,036	32	—
Service Class			798	—
Net increase (decrease) in net assets resulting from capital share transactions	16,341,040	(41,239,860)	105,517,356	(103,021,459)
Total Increase (Decrease) in Net Assets	33,798,289	21,784,242	129,157,692	(82,366,778)
NET ASSETS:
Beginning of Period	1,125,304,833	1,103,520,591	332,770,348	415,137,126
End of Period	$1,159,103,122	$1,125,304,833	$461,928,040	$332,770,348
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	1,744,015	3,226,459	1,118,743	3,498,571
Service Class			7,546,396	8,571,448
Shares issued to holders in reinvestment of distributions:
Institutional Class	3,216,865	4,387,029	434,952	1,683,602
Service Class			371,390	1,180,097
Shares redeemed:
Institutional Class	(4,056,659)	(8,978,453)	(457,636)	(15,375,167)
Service Class			(1,114,103)	(6,676,969)
Net increase (decrease) in shares outstanding	904,221	(1,364,965)	7,899,742	(7,118,418)

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Global Sustainable Fund	MFG Core Infrastructure Fund
	For the Period October 9, 2019(1) through December 31, 2019 (Unaudited)	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
OPERATIONS:
Net investment income	$5,200	$6,045,430	$12,116,900
Net realized gain (loss) on:
Investments	105,028	927,465	(9,873,751)
Foreign currency transactions	1,554	(81,542)	11,465
Change in net unrealized appreciation on:
Investments	708,180	36,349,608	58,569,809
Foreign currency transactions	365	13,302	13,857
Net increase in net assets resulting from operations	820,327	43,254,263	60,838,280
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(6,734)	(5,105,572)	(10,808,572)
Service Class		(1,518,198)	(1,564,183)
Net decrease in net assets resulting from distributions paid	(6,734)	(6,623,770)	(12,372,755)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	10,100,000	18,354,087	37,574,020
Service Class		32,813,493	107,891,242
Shares issued to holders in reinvestment of distributions:
Institutional Class	5,734	4,610,172	9,924,679
Service Class		957,265	903,036
Shares redeemed:
Institutional Class	—	(15,949,518)	(67,234,040)
Service Class		(3,146,686)	(20,569,822)
Redemption fees:
Service Class		246	9,405
Net increase in net assets resulting from capital share transactions	10,105,734	37,639,059	68,498,520
Total Increase in Net Assets	10,919,327	74,269,552	116,964,045
NET ASSETS:
Beginning of Period	—	507,766,651	390,802,606
End of Period	$10,919,327	$582,036,203	$507,766,651
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	1,010,000	1,061,971	2,333,837
Service Class		1,861,844	6,823,918
Shares issued to holders in reinvestment of distributions:
Institutional Class	534	258,328	617,817
Service Class		53,471	53,756
Shares redeemed:
Institutional Class	—	(906,096)	(4,302,785)
Service Class		(178,258)	(1,322,355)
Net increase in shares outstanding	1,010,534	2,151,260	4,204,188

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Select Infrastructure Fund		Phocas Small Cap Value Fund
	For the Six Months Ended December 31, 2019 (Unaudited)	For the Period July 2, 2018(1) through June 30, 2019	For the Six Months Ended December 31, 2019 (Unaudited)	For the Year Ended June 30, 2019
OPERATIONS:
Net investment income	$690,646	$1,444,491	$165,813	$183,054
Net realized gain (loss) on:
Investments	479,987	268,759	(118,860)	1,495,920
Foreign currency transactions	(9,788)	10,030	—	—
Change in net unrealized appreciation/depreciation on:
Investments	3,509,824	9,091,771	1,722,948	(4,552,441)
Foreign currency transactions	1,004	4,082	—	—
Net increase (decrease) in net assets resulting from operations	4,671,673	10,819,133	1,769,901	(2,873,467)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(1,684,740)	(1,210,470)	(208,279)	(4,734,516)
Service Class	(89,729)	(20,837)	(1)	(19)
Net decrease in net assets resulting from distributions paid	(1,774,469)	(1,231,307)	(208,280)	(4,734,535)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	3,332,304	81,297,633	4,345,159	2,641,204
Service Class	3,288,900	2,205,780	—	—
Shares issued to holders in reinvestment of distributions:
Institutional Class	827,010	593,377	208,275	4,734,008
Service Class	36,441	11,070	1	18
Shares redeemed:
Institutional Class	(1,930,457)	(4,558,013)	(4,207,208)	(12,253,294)
Service Class	(98,969)	(8,394)	—	—
Redemption fees:
Service Class	791	10
Net increase (decrease) in net assets resulting from capital share transactions	5,456,020	79,541,463	346,227	(4,878,064)
Total Increase (Decrease) in Net Assets	8,353,224	89,129,289	1,907,848	(12,486,066)
NET ASSETS:
Beginning of Period	89,129,289	—	26,249,202	38,735,268
End of Period	$97,482,513	$89,129,289	$28,157,050	$26,249,202
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	296,995	8,143,160	140,968	83,913
Service Class	290,709	204,974	—	—
Shares issued to holders in reinvestment of distributions:
Institutional Class	72,677	55,345	6,350	174,108
Service Class	3,195	1,002	— (2)	1
Shares redeemed:
Institutional Class	(171,005)	(428,718)	(139,674)	(369,853)
Service Class	(8,777)	(764)	—	—
Net increase (decrease) in shares outstanding	483,794	7,974,999	7,644	(111,831)

(1)  Commencement of operations.

(2)  Less than one share.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Caravan Emerging Markets Fund
For the Period December 4, 2019(1) through December 31, 2019 (Unaudited)
OPERATIONS:
Net investment income	$34,655
Net realized gain (loss) on:
Investments	17,333
Foreign currency transactions	(25,055)
Change in net unrealized appreciation/depreciation on:
Investments	1,102,767
Foreign currency transactions	(208)
Net increase in net assets resulting from operations	1,129,492
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(36,998)
Net decrease in net assets resulting from distributions paid	(36,998)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	20,000,000
Shares issued to holders in reinvestment of distributions:
Institutional Class	32,558
Net increase in net assets resulting from capital share transactions	20,032,558
Total Increase in Net Assets	21,125,052
NET ASSETS:
Beginning of Period	—
End of Period	$21,125,052
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	2,000,000
Shares issued to holders in reinvestment of distributions:
Institutional Class	3,086
Net increase in shares outstanding	2,003,086

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net Asset Value, Beginning of Period	$19.72		$18.89	$17.25	$15.05	$15.99	$15.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.17	0.13	0.15	0.14	0.10 (1)
Net realized and unrealized gain (loss) on investments	1.67		2.38	2.22	2.77	(0.48)	0.91
Total Income (Loss) from Investment Operations	1.72		2.55	2.35	2.92	(0.34)	1.01
LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.17)	(0.14)	(0.14)	(0.12)	(0.12)
From net realized gain on investments	(1.30)		(1.55)	(0.57)	(0.58)	(0.48)	(0.23)
Total Distributions	(1.44)		(1.72)	(0.71)	(0.72)	(0.60)	(0.35)
Redemption fees retained(2)	—		—	—	—	—	—
Net Asset Value, End of Period	$20.00		$19.72	$18.89	$17.25	$15.05	$15.99
Total Return	8.77	%(3)	15.06%	13.75%	19.96%	(2.19)%	6.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,159,103		$1,125,305	$1,103,521	$1,134,098	$1,073,308	$1,106,525
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85	%(4)	0.85%	0.85%	0.85%	0.85%	0.86%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.36	%(4)	0.80%	0.64%	0.85%	0.85%	0.56%
Net of waivers and reimbursements	0.41	%(4)	0.85%	0.69%	0.90%	0.90%	0.62%
Portfolio turnover rate	26	%(3)	34%	28%	30%	38%	69%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$13.04		$12.72	$11.49	$9.59	$9.91	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.10 (2)	0.10	0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	1.11		1.60	1.40	1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	1.13		1.70	1.50	1.92	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.16)	(0.08)	(0.02)	(0.05)	—
From net realized gain on investments	(0.27)		(1.22)	(0.19)	— (3)	—	—
Total Distributions	(0.35)		(1.38)	(0.27)	(0.02)	(0.05)	—
Redemption fees retained	—	(3)	—	—	—	—	—
Net Asset Value, End of Period	$13.82		$13.04	$12.72	$11.49	$9.59	$9.91
Total Return	8.67	%(4)	15.22%	13.12%	20.06%	(2.77)%	(0.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$244,040		$215,921	$340,204	$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.89	%(5)	0.89%	0.88%	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.33	%(5)	0.73%	0.71%	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	0.42	%(5)	0.82%	0.79%	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	22	%(4)	56%	59%	31%	30%	7	%(4)

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$13.03		$12.72	$11.49	$9.60	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.10 (2)	0.10	0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	1.11		1.58	1.39	1.80	(0.13)
Total Income (Loss) from Investment Operations	1.13		1.68	1.49	1.91	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.15)	(0.07)	(0.02)	—
From net realized gain on investments	(0.27)		(1.22)	(0.19)	— (3)	—
Total Distributions	(0.34)		(1.37)	(0.26)	(0.02)	—
Redemption fees retained	—	(3)	—	—	— (3)	—	(3)
Net Asset Value, End of Period	$13.82		$13.03	$12.72	$11.49	$9.60
Total Return	8.68	%(4)	15.09%	13.01%	19.92%	(1.34	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$217,888		$116,849	$74,933	$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	1.00	%(5)	0.98%	0.95%	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.90	%(5)	0.89%	0.88%	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.22	%(5)	0.68%	0.60%	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	0.32	%(5)	0.77%	0.67%	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	22	%(4)	56%	59%	31%	30%

(1)  Commenced operations on May 9, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

	Period Ended December 31, 2019(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01
Net realized and unrealized gain on investments	0.81
Total Income from Investment Operations	0.82
LESS DISTRIBUTIONS:
From net investment income	(0.01)
Total Distributions	(0.01)
Net Asset Value, End of Period	$10.81
Total Return	8.17	%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,919
Ratio of expenses to average net assets
Before waivers and reimbursements	2.33	%(3)
Net of waivers and reimbursements	0.80	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(1.31	)%(3)
Net of waivers and reimbursements	0.22	%(3)
Portfolio turnover rate	7	%(2)

(1)  Commenced operations on October 9, 2019.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net Asset Value, Beginning of Period	$17.16		$15.40	$15.84	$15.27	$13.09	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.45	0.58 (1)	0.50 (1)	0.37	0.42 (1)
Net realized and unrealized gain (loss) on investments	1.20		1.77	(0.48)	0.52	2.21	(0.96)
Total Income (Loss) from Investment Operations	1.40		2.22	0.10	1.02	2.58	(0.54)
LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.44)	(0.54)	(0.42)	(0.36)	(0.47)
From net realized gain on investments	—		(0.02)	— (2)	(0.03)	(0.04)	(0.03)
Total Distributions	(0.22)		(0.46)	(0.54)	(0.45)	(0.40)	(0.50)
Redemption fees retained	—		—	—	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$18.34		$17.16	$15.40	$15.84	$15.27	$13.09
Total Return	8.17	%(3)	14.65%	0.60%	6.83%	20.00%	(4.03)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$437,262		$402,142	$381,749	$251,149	$207,985	$161,722
Ratio of expenses to average net assets
Before waivers and reimbursements	0.58	%(4)	0.79%	0.81%	0.83%	0.83%	0.93%
Net of waivers and reimbursements	0.50	%(4)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.16	%(4)	2.74%	3.57%	3.18%	2.62%	2.77%
Net of waivers and reimbursements	2.24	%(4)	2.83%	3.68%	3.31%	2.75%	3.00%
Portfolio turnover rate(5)	5	%(3)	18%	19%	39%	15%	17%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$17.20		$15.43	$15.85	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.65 (2)	0.53 (2)	0.90	(2)
Net realized and unrealized gain (loss) on investments	1.20		1.57	(0.43)	0.16
Total Income from Investment Operations	1.38		2.22	0.10	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.43)	(0.52)	(0.41)
From net realized gain on investments	—		(0.02)	— (3)	(0.03)
Total Distributions	(0.21)		(0.45)	(0.52)	(0.44)
Redemption fees retained	—	(3)	— (3)	— (3)	—
Net Asset Value, End of Period	$18.37		$17.20	$15.43	$15.85
Total Return	8.04	%(4)	14.60%	0.60%	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$144,774		$105,625	$9,054	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.69	%(5)	0.90%	0.91%	5.15	%(5)
Net of waivers and reimbursements	0.60	%(5)	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.11	%(5)	3.89%	3.30%	1.68	%(5)
Net of waivers and reimbursements	2.20	%(5)	3.99%	3.41%	6.03	%(5)
Portfolio turnover rate(6)	5	%(4)	18%	19%	39%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.18	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.29	(2)
Net realized and unrealized gain on investments	0.48	1.09
Total Income from Investment Operations	0.56	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.20)
From net realized gain on investments	(0.11)	—
Total Distributions	(0.22)	(0.20)
Net Asset Value, End of Period	$11.52	$11.18
Total Return(3)	4.97%	13.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$91,825	$86,833
Ratio of expenses to average net assets
Before waivers and reimbursements(4)	1.08%	1.24	%(5)
Net of waivers and reimbursements(4)	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements(4)	1.19%	2.37	%(6)
Net of waivers and reimbursements(4)	1.47%	2.81	%(6)
Portfolio turnover rate(3)(7)	6%	29%

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(6)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2019 (Unaudited)	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.19	$10.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	0.17 (2)
Net realized and unrealized gain on investments	0.48	0.82
Total Income from Investment Operations	0.56	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.13)
From net realized gain on investments	(0.11)	—
Total Distributions	(0.21)	(0.13)
Redemption fees retained(3)	—	—
Net Asset Value, End of Period	$11.54	$11.19
Total Return(4)	5.02%	9.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,658	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements(5)	1.18%	1.35%
Net of waivers and reimbursements(5)	0.90%	0.90%
Ratio of net investment income to average net assets
Before waivers and reimbursements(5)	1.32%	3.99%
Net of waivers and reimbursements(5)	1.60%	4.44%
Portfolio turnover rate(4)(6)	6%	29%

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net Asset Value, Beginning of Period	$30.82		$40.20	$39.45	$33.45	$34.33	$35.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.20 (1)	0.14	0.12	0.15	0.19
Net realized and unrealized gain (loss) on investments	1.99		(3.91)	4.43	6.04	(0.62)	0.08
Total Income (Loss) from Investment Operations	2.18		(3.71)	4.57	6.16	(0.47)	0.27
LESS DISTRIBUTIONS:
From net investment income	—		(0.17)	(0.15)	(0.16)	(0.22)	(0.03)
From net realized gain on investments	(0.24)		(5.50)	(3.67)	—	(0.19)	(1.87)
Total Distributions	(0.24)		(5.67)	(3.82)	(0.16)	(0.41)	(1.90)
Net Asset Value, End of Period	$32.76		$30.82	$40.20	$39.45	$33.45	$34.33
Total Return	7.08	%(2)	(7.34)%	12.52%	18.40%	(1.29)%	0.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$28,157		$26,249	$38,735	$34,506	$31,946	$28,686
Ratio of expenses to average net assets
Before waivers and reimbursements	1.61	%(3)	1.51%	1.48%	1.45%	1.49%	1.54%
Net of waivers and reimbursements	0.95	%(3)	0.95%	0.95%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.62	%(3)	0.01%	(0.21)%	(0.03)%	0.06%	0.16%
Net of waivers and reimbursements	1.28	%(3)	0.57%	0.32%	0.32%	0.45%	0.60%
Portfolio turnover rate(4)	31	%(2)	40%	68%	53%	49%	52%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$30.72		$40.10	$39.40	$34.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	(2)	0.20 (2)	0.10 (2)	0.12
Net realized and unrealized gain (loss) on investments	1.97		(3.90)	4.43	4.78
Total Income (Loss) from Investment Operations	2.16		(3.70)	4.53	4.90
LESS DISTRIBUTIONS:
From net investment income	—		(0.18)	(0.16)	(0.16)
From net realized gain on investments	(0.24)		(5.50)	(3.67)	—
Total Distributions	(0.24)		(5.68)	(3.83)	(0.16)
Net Asset Value, End of Period	$32.64		$30.72	$40.10	$39.40
Total Return	7.04	%(3)	(7.35)%	12.42%	14.13	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1		$1	$1	$1
Ratio of expenses to average net assets
Before waivers and reimbursements	1.00	%(4)	586.45%	492.96%	285.93	%(4)
Net of waivers and reimbursements	0.95	%(4)	0.95%	0.95%	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.15	%(4)	(584.91)%	(491.76)%	(284.49	)%(4)
Net of waivers and reimbursements	1.20	%(4)	0.59%	0.25%	0.34	%(4)
Portfolio turnover rate(5)	31	%(3)	40%	68%	53%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Caravan Emerging Markets Fund

FINANCIAL HIGHLIGHTS

	Period Ended December 31, 2019(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02
Net realized and unrealized gain on investments	0.55
Total Income from Investment Operations	0.57
LESS DISTRIBUTIONS:
From net investment income	(0.02)
Total Distributions	(0.02)
Net Asset Value, End of Period	$10.55
Total Return	5.68	%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$21,125
Ratio of expenses to average net assets
Before waivers and reimbursements	1.90	%(3)
Net of waivers and reimbursements	0.80	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.17	%(3)
Net of waivers and reimbursements	2.27	%(3)
Portfolio turnover rate	1	%(2)

(1)  Commenced operations on December 4, 2019.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund") and Frontier MFG Global Plus Fund (the "Global Plus Fund") is capital appreciation. The investment objective of each of the Frontier MFG Global Sustainable Fund (the "Global Sustainable Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of each of the Frontier MFG Core Infrastructure Fund (the "Core Fund") and the Frontier Caravan Emerging Markets Fund (the "Caravan Fund") is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") is long-term total investment return through capital appreciation. Each of the Core Fund, the Phocas Fund and the Caravan Fund is a diversified fund, and each of the Global Equity Fund, the Global Plus Fund, the Global Sustainable Fund and the Select Fund is a non-diversified fund.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Global Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class (b)	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018
Phocas Fund	Frontegra	Phocas Financial Corp. ("Phocas")	Multi-Class • Institutional • Service Class	Sep. 29, 2006
Caravan Fund (d)	Frontegra	Caravan Capital Management, LLC ("Caravan")	Multi-Class • Institutional • Service Class (b)	Dec. 4, 2019

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

(b)  As of December 31, 2019, the Service Class shares of the Global Equity, Global Sustainable and Caravan Funds had not commenced operations.

(c)  As of December 31, 2019, the Class Y shares of the Global Plus Fund had not commenced operations.

(d)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 90 days or less from their date of purchase.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities, including preferred stocks, that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the "Board") and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Global Equity, Global Plus, Global Sustainable, Core, Select and Caravan Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or subadvisers pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Funds' valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Funds' securities as of December 31, 2019:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,090,652,277	$—	$—	$1,090,652,277
Total Equity	1,090,652,277	—	—	1,090,652,277
Short-Term Investments	68,684,635	—	—	68,684,635
Total Investments in Securities	$1,159,336,912	$—	$—	$1,159,336,912

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$433,028,248	$—	$—	$433,028,248
Total Equity	433,028,248	—	—	433,028,248
Short-Term Investments	29,444,522	—	—	29,444,522
Total Investments in Securities	$462,472,770	$—	$—	$462,472,770

Global Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$9,396,466	$—	$—	$9,396,466
Total Equity	9,396,466	—	—	9,396,466
Short-Term Investments	1,506,258	—	—	1,506,258
Total Investments in Securities	$10,902,724	$—	$—	$10,902,724

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$551,970,255	$—	$—	$551,970,255
Closed-End Funds	6,170,149	—	—	6,170,149
Total Equity	558,140,404	—	—	558,140,404
Short-Term Investments	21,723,890	—	—	21,723,890
Total Investments in Securities	$579,864,294	$—	$—	$579,864,294

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$93,872,758	$—	$—	$93,872,758
Total Equity	93,872,758	—	—	93,872,758
Short-Term Investments	3,060,423	—	—	3,060,423
Total Investments in Securities	$96,933,181	$—	$—	$96,933,181

Phocas Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$27,632,692	$—	$—	$27,632,692
Total Equity	27,632,692	—	—	27,632,692
Short-Term Investments	513,851	—	—	513,851
Total Investments in Securities	$28,146,543	$—	$—	$28,146,543

Caravan Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$8,758,044	$10,826,289	$—	$19,584,333
Preferred Stocks	418,170	64,931	—	483,101
Exchange-Traded Funds	945,922	—	—	945,922
Total Equity	10,122,136	10,891,220	—	21,013,356
Total Investments in Securities	$10,122,136	$10,891,220	$—	$21,013,356

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid during the six months ended December 31, 2019, and the fiscal year ended June 30, 2019, were as follows:

	Six Months Ended December 31, 2019			Year Ended June 30, 2019
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$11,567,440	$67,199,758	$78,767,198	$17,986,260	$72,503,197	$90,489,457
Global Plus Fund	3,912,072	7,270,478	11,182,550	15,831,630	16,864,158	32,695,788
Global Sustainable Fund	6,734	—	6,734	—	—	—
Core Fund	6,623,770	—	6,623,770	12,372,755	—	12,372,755
Select Fund	1,436,080	338,389	1,774,469	1,231,307	—	1,231,307
Phocas Fund	—	208,280	208,280	2,036,857	2,697,678	4,734,535
Caravan Fund	36,998	—	36,998	—	—	—

At June 30, 2019, the Funds' most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Core Fund	Select Fund	Phocas Fund
Cost of investments	$736,164,567	$240,394,802	$431,910,189	$79,495,026	$22,105,488
Gross unrealized appreciation	$393,210,051	$92,315,393	$89,398,494	$9,790,688	$5,690,059
Gross unrealized depreciation	(4,278,358)	(1,309,722)	(10,905,210)	(793,917)	(1,473,427)
Net unrealized appreciation	388,931,693	91,005,671	78,493,284	8,996,771	4,216,632
Undistributed ordinary income	5,304,853	1,568,203	1,174,243	588,411	—
Undistributed long-term capital gain	—	—	—	—	208,212
Other accumulated gains (losses)	(1,696,577)	(4,685,766)	(8,603,084)	4,082	—
Total distributable earnings	$392,539,969	$87,888,108	$71,064,443	$9,589,264	$4,424,844

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

At June 30, 2019, the Core Fund had long-term and short-term capital loss carryforwards that will not expire of $5,716,935 and $2,900,598, respectively.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2019, the Global Equity and Global Plus Funds deferred, on a tax basis, post-October losses of $1,678,968 and $4,687,696, respectively.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2019, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Global Plus Fund	Core Fund	Select Fund	Phocas Fund
Paid in capital	$7,959,995	$9,264,290	$—	$(1,438)	$1,537,818
Undistributed net investment income (loss)	(42,284)	(5,828)	11,305	11,468	(82,796)
Accumulated undistributed net realized loss	(7,917,711)	(9,258,462)	(11,305)	(10,030)	(1,455,022)

The permanent differences primarily relate to foreign currency, equalization and nondeductible excise taxes.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a wholly owned subsidiary of Frontier North America Holdings Inc., a majority-owned subsidiary of Magellan Financial Group Limited and affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap agreements for each of the Funds will continue in effect until October 31, 2021, with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Global Sustainable Fund	0.80%	0.80%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%
Phocas Fund - Institutional Class	0.85%	0.95%
Phocas Fund - Service Class	0.85%	1.10%
Caravan Fund	0.70%	0.80%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2020	2021	2022		2023		Total
Global Equity Fund	$264,005	$549,935	$541,860		$305,779		$1,661,579
Global Plus Fund	161,542	331,218	323,110		193,955		1,009,825
Global Sustainable Fund	—	—	—		36,491	(a)	36,491
Core Fund	145,491	325,570	388,266		229,626		1,088,953
Select Fund	—	—	224,214	(b)	132,140		356,354
Phocas Fund	66,070	205,354	179,536		84,984		535,944
Caravan Fund	—	—	—		16,766	(c)	16,766

(a)  Expenses waived/reimbursed were for the period October 9, 2019, through December 31, 2019.

(b)  Expenses waived/reimbursed were for the period July 2, 2018, through June 30, 2019.

(c)  Expenses waived/reimbursed were for the period December 4, 2019, through December 31, 2019.

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus, Global Sustainable, Core and Select Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG. The MFG Global Sustainable Fund's organizational costs were paid for by MFG and are not recoupable.

Frontegra has entered into a subadvisory agreement under which Phocas serves as the subadviser to the Phocas Fund, and subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, Phocas is compensated by Frontegra for its investment advisory services at the annual rate of 0.25% of the Fund's average daily net assets when the Fund has net assets of $75,000,000 or less, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above. When the Phocas Fund's net assets exceed $75,000,000, Frontegra will compensate Phocas at 50% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement.

Frontegra has also entered into a subadvisory agreement under which Caravan serves as the subadviser to the Caravan Fund and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, Caravan is compensated by Frontegra for its investment advisory services at the annual rate of 65% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement. The Caravan Fund's organizational costs were paid for by Frontegra and Caravan and are not recoupable.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2019, the Global Plus Fund, Global Sustainable Fund, Select Fund, Phocas Fund and Caravan Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Affiliates of the Adviser own 100% of the total shares outstanding of the Global Sustainable Fund and Caravan Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2019, are summarized below:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund	Phocas Fund	Caravan Fund
Purchases	$271,231,570	$175,941,663	$9,229,163	$49,470,653	$9,468,035	$8,611,738	$20,067,803
Sales	$310,979,989	$80,945,957	$645,905	$26,981,217	$5,357,055	$7,855,720	$174,547

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of the Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of December 31, 2019, the Class Y shares of the Fund had not commenced operations.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of December 31, 2019, the Class Y shares of the Global Plus Fund and the Service Class shares of the Global Equity, Global Sustainable and Caravan Funds had not commenced operations. For the six months ended December 31, 2019, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$90,066
Core Fund - Service Class	$61,389
Select Fund - Service Class	$2,025
Phocas Fund - Service Class	$—

(6)  RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the framework.

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), met on August 26, 2019, to consider the approval of an advisory agreement with Frontegra Asset Management, Inc. ("Frontegra") and a subadvisory agreement between Frontegra and Caravan Capital Management LLC ("Caravan") with respect to a new series of the Company, the Frontier Caravan Emerging Markets Fund (the "Fund").

In connection with its review, the Board was provided materials relevant to its consideration of the agreements with Frontegra and Caravan, such as the proposed advisory and subadvisory agreements, information regarding each firm's business, personnel and financial condition, Caravan's Form ADV, Frontegra's and Caravan's Code of Ethics and Rule 17j-1 Certifications, Caravan's proxy voting policy and compliance manual, performance information, and a memorandum prepared by the Company's legal counsel regarding the Board's duties in approving advisory and subadvisory agreements under the 1940 Act and relevant case law.

The Board was also provided with Frontegra's and Caravan's responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the directors. The Independent Directors met in executive session with legal counsel to the Company and with the Company's Chief Compliance Officer to discuss the materials and the proposed approval of the advisory and subadvisory agreements. During the executive session, the Independent Directors discussed their responsibilities and the 15(c) responses with legal counsel. The directors also met in person with Caravan's Chief Executive Officer and Chief Investment Officer and via teleconference with its Chief Operating Officer and Chief Compliance Officer at the August 26, 2019, meeting and discussed the services to be provided by Caravan to the Fund, performance information and other information about Caravan, including Caravan's compliance program, the liquidity of the Fund's proposed portfolio and Caravan's financial condition. The directors also discussed with representatives of Frontegra the services to be provided by Frontegra as investment adviser to the Fund.

At the August 26, 2019, meeting, the Board reviewed the advisory fee to be paid by the Fund under the advisory agreement, the Fund's net expense ratio for the Institutional Class and the Service Class shares, after giving effect to the expense cap agreement between the Company and Frontegra on behalf of the Fund, and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees to be paid by Frontegra to Caravan and the proposed fee schedule, noting that the subadvisory fee was negotiated at arm's length between Frontegra and Caravan, an unaffiliated third party, and Frontegra would compensate Caravan from its own fees.

In evaluating the advisory agreement, the Board took into account their cumulative experience in working with Frontegra for many years and their ongoing review of information and discussions with representatives of Frontegra throughout the year at Board meetings. In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Advisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would provide the Fund and its shareholders under the advisory agreement. The Board noted that Frontegra serves as a manager of managers and had selected Caravan to make the day-to-day investment decisions for the Fund. The Board considered that Frontegra has over 23 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for selecting and overseeing Caravan and supervising the management of the Fund's investments. The Board also considered the quality of other services provided by Frontegra, including due diligence, performance oversight, risk management oversight, Board of Directors support, oversight and coordination of service providers, regulatory administrative services, oversight of financial reporting, administration of the Fund's compliance program, the shareholder servicing and administrative services provided by Frontegra to the Fund, as well as the provision of officers and office space to the Fund. The Board also considered certain services Frontegra would provide to the Fund and their related risks, including, but not limited to, global custody administration, oversight of valuation and liquidity policies and tax support. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Proposed Advisory Fee. The Board compared the Fund's contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in Morningstar's Diversified Emerging Markets category. The Board noted that the proposed advisory fee was lower than the industry average for funds in the Morningstar category. The Board also noted that the net expense ratios for each of the Institutional Class and Service shares were lower than the industry averages for funds in the Morningstar category. The Board also considered the fact that Frontegra has agreed to enter into an expense cap agreement on behalf of the Fund and contractually agreed to waive its management fee and/or reimburse the Fund's expenses through at least October 31, 2021. The Board concluded that the proposed advisory fee to be paid by the Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. Frontegra did not provide any specific information regarding the costs of services to be provided or the profits it might realize because the Fund had not commenced operations.

Economies of Scale. Because the Fund had not commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Fund (in addition to the advisory fee). The Board noted that Frontier Partners, Inc. ("Frontier"), an affiliate of Frontegra, provides consulting services to, and is compensated by, Caravan pursuant to a solicitation agreement. However, the Board determined that Frontegra's services to the Fund would not be compromised by this potential conflict of interest. The Board also noted that affiliates of Frontegra were expected to invest in the Fund as initial seed investors.

On the basis of its review of the foregoing information, the Board found that the terms of the advisory agreement were fair and reasonable and in the best interests of the Fund.

Subadvisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board considered Caravan's background, noting that Caravan has been managing emerging market and frontier market portfolios since its inception in 2008 and the nearly 30 years of experience of Mr. Quisenberry, the Fund's proposed portfolio manager, in the investment management industry and 20 years of experience of Mr. Quisenberry managing portfolios of emerging markets securities. The Board observed that the Fund would be the first investment vehicle that Caravan manages in the emerging markets strategy but that Caravan has significant experience in frontier and emerging markets investing. The Board determined that the Fund was likely to benefit from services provided by Caravan under the subadvisory agreement.

Investment Performance of Caravan. The Board reviewed the simulated performance for an emerging markets model portfolio. However, because Caravan does not currently manage accounts similar to the Fund, the Board did not consider any historical performance obtained by Caravan. The Board also considered the performance of a mutual fund previously managed by Mr. Quisenberry at another firm. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from Caravan's portfolio management services.

Proposed Subadvisory Fee. The Board determined that the proposed subadvisory fee structure was appropriate in light of the Fund's investment style, the services to be provided by each firm, and the fact that Frontegra and Caravan are unaffiliated and thus the subadvisory fee is the product of arms-length bargaining. In evaluating the subadvisory fee, the Board noted that the fee will be paid by Frontegra and that therefore the overall advisory fee paid by the Fund will not be directly affected by the subadvisory fee. In addition, the Board noted that Caravan agreed to share in the fees and expenses related to the organization of the Fund and any expense reimbursements made by Frontegra pursuant to the expense cap agreement, as well as a portion of the payments made by Frontegra to financial intermediaries for sub-transfer agent and other administrative services.

Costs and Profitability. The Board reviewed the financial condition of Caravan and discussed Caravan's financial statements with representatives of Caravan. Based on its review and discussions, the Board determined that Caravan had sufficient resources to provide the contracted services to the Fund. The Board did not consider the cost of services provided by Caravan or the profitability to Caravan from its relationship with the Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets may increase.

Benefits to Caravan. The Board considered information presented regarding any benefits to Caravan from serving as subadviser to the Fund (in addition to the subadvisory fee). The Board noted that Frontier provides consulting and marketing services to Caravan under a solicitation agreement pursuant to which Caravan pays solicitation fees to Frontier, and Caravan expects to benefit from Frontier's client relationships and future business Frontier may bring to the Fund. The Board concluded that the benefits to be realized by Caravan from its relationship to the Fund were appropriate.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the Fund.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statements of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)
Date:	February 25, 2020

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)
Date:	February 25, 2020

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